EXHIBIT 99.1

                                  GCCFC 2003-C2

                      Structural and Collateral Term Sheet

                          $1,515,482,000 (approximate)

                   Greenwich Capital Commercial Funding Corp.,
                                  As Depositor

          Commercial Mortgage Pass-Through Certificates, Series 2003-C2

                   Greenwich Capital Financial Products, Inc.
                              Mortgage Loan Seller

                       Wachovia Bank, National Association
                                 Master Servicer

                              Lennar Partners, Inc.
                                Special Servicer

                                  December 2003

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]
                            Lead Bookrunning Manager

Credit Suisse First Boston LLC                       J.P. Morgan Securities Inc.
          Co-Manager                                          Co-Manager

                       Morgan Stanley & Co. Incorporated
                                   Co-Manager

                                TABLE OF CONTENTS


Structural Overview                                                       3

Structural Representation                                                 4

Transaction Terms                                                         5

Contact Information                                                       8

Mortgage Pool Characteristics as of the Cut-off Date                      9

Ten Largest Loans                                                        19




Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                                  Certificate     Approx.  Approx. % of    Weighted                 Assumed Final
                                    Balance        Credit  Cut-off Date  Average Life   Principal    Distribution
  Class   Moodys       S&P            (1)         Support    Balance          (2)      Window (2)      Date (2)    Rate Type
------------------------------------------------------------------------------------------------------------------------------
   A-1      Aaa      AAA (6)      $121,523,000     18.500      6.876         3.30      Jan04-Oct08      Oct-08      Fixed
------------------------------------------------------------------------------------------------------------------------------
   A-2      Aaa      AAA (6)      $309,250,000     18.500      17.498        5.30      Oct08-Jul10      Jul-10      Fixed
------------------------------------------------------------------------------------------------------------------------------
   A-3      Aaa      AAA (6)      $491,329,000     18.500      27.801        7.30      Jul10-Jan13      Jan-13      Fixed
------------------------------------------------------------------------------------------------------------------------------
   A-4      Aaa      AAA (6)      $518,269,000     18.500      29.325        9.59      Jan13-Nov13      Nov-13      Fixed
------------------------------------------------------------------------------------------------------------------------------
    B       Aa2        AA         $53,020,000      15.500      3.000         9.85      Nov13-Nov13      Nov-13     Fixed (5)
------------------------------------------------------------------------------------------------------------------------------
    C       Aa3        AA-        $22,091,000      14.250      1.250         9.85      Nov13-Nov13      Nov-13     Fixed (5)
==============================================================================================================================

NON-OFFERED CERTIFICATES

                                   Certificate     Approx.  Approx. % of    Weighted                  Assumed Final
                                     Balance        Credit  Cut-off Date  Average Life   Principal    Distribution
  Class    Moody's      S&P            (1)         Support    Balance          (2)      Window (2)      Date (2)     Rate Type
------------------------------------------------------------------------------------------------------------------------------
  D (3)       A2         A         $44,183,000      11.750      2.500         9.92      Nov13-Dec13      Dec-13      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------
  E (3)       A3         A-        $15,465,000      10.875      0.875         9.93      Dec13-Dec13      Dec-13      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------
  F (3)      Baa1       BBB+       $24,300,000      9.500       1.375         9.93      Dec13-Dec13      Dec-13      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------
  G (3)      Baa2       BBB        $26,510,000      8.000       1.500         9.93      Dec13-Dec13      Dec-13      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------
  H (3)      Baa3       BBB-       $26,510,000      6.500       1.500         9.93      Dec13-Dec13      Dec-13      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------
  J (3)      Ba1        BB+        $24,301,000      5.125       1.375         9.93      Dec13-Dec13      Dec-13      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------
  K (3)      Ba2         BB        $17,673,000      4.125       1.000         9.93      Dec13-Dec13      Dec-13      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------
  L (3)      Ba3        BB-        $11,046,000      3.500       0.625         9.93      Dec13-Dec13      Dec-13      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------
  M (3)       B1         B+        $11,046,000      2.875       0.625         9.93      Dec13-Dec13      Dec-13      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------
  N (3)       B2         B         $11,045,000      2.250       0.625         9.93      Dec13-Dec13      Dec-13      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------
  O (3)       B3         B-         $6,628,000      1.875       0.375         9.93      Dec13-Dec13      Dec-13      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------
  P (3)       NR         NR        $33,137,840      0.000       1.875         11.05     Dec13-Dec15      Dec-15      Fixed (5)
------------------------------------------------------------------------------------------------------------------------------
XP (3, 4)    Aaa        AAA          --------         NA          NA           NA           NA             NA           NA
------------------------------------------------------------------------------------------------------------------------------
XC (3, 4)    Aaa        AAA       $1,767,326,840      NA          NA           NA           NA             NA           NA
==============================================================================================================================

(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%

(2) As of the cut-off date, the weighted average life, principal window and assumed final payment date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS - Yield Considerations" in the prospectus supplement.

(3) Not offered hereby. Any information provided herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(4) The class XP and class XC certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XP and class XC certificates as described in the prospectus supplement. The interest rate applicable to each component of the class XP and class XC certificates for each payment date will equal the rate specified in the prospectus supplement.

(5) If, with respect to any interest accrual period, the weighted average of the net interest rates on the mortgage loans included in the trust is below the identified initial pass- through rate for the class B, class C, class D, class E, class F, class G, class H, class J, class K, class L, class M, class N, class O, or class P certificates, as applicable, then the pass-through rate for the subject class of certificates for that interest accrual period will be that weighted average rate.

(6) The class A-1, A-2, A-3 and A-4 certificates may be combined or split to produce more or less AAA/Aaa classes.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

STRUCTURAL REPRESENTATION
--------------------------------------------------------------------------------

                               ADMINISTRATIVE FEE

                              Class XC Certificates
                                  (Non-Offered)

                                    Class XP
                                  Certificates
                                 (Non-Offered)

                                                                                        Class         Class         Class
   Class         Class         Class         Class         Class         Class            D             E             F
    A-1           A-2           A-3           A-4            B             C        Certificates  Certificates  Certificates
Certificates  Certificates  Certificates  Certificates  Certificates  Certificates     (Non-         (Non-         (Non-
 (Offered)     (Offered)     (Offered)     (Offered)     (Offered)     (Offered)      Offered)      Offered)      Offered)


(Table Continued)

                                          RemainingNon
    Class         Class         Class       Offered
      G             H             J       Certificates
Certificates  Certificates  Certificates
   (Non-         (Non-         (Non-
  Offered)      Offered)      Offered)




Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------


Issue Type                Sequential Pay REMIC

Cut-off Date              All mortgage loan characteristics are based on
                          balances as of the cut-off date of December 1, 2003 after application of all payments due on or before such date (whether or not received) except for four mortgage loans which were originated after December 1, 2003 (but prior to the date of initial issuance of the Series 2003-C2 certificates), which mortgage loan characteristics are based on balances as of the date of origination of such mortgage loans. All percentages presented herein are approximate.

Mortgage Pool             The mortgage pool consists of 81 mortgage loans with
                          an aggregate Cut-off Date balance of $1,767,326,840, subject to a variance of +/- 5%. The mortgage loans are secured by 115 mortgaged real properties located throughout 28 states.

Depositor                 Greenwich Capital Commercial Funding Corp.

Mortgage Loan Seller      Greenwich Capital Financial Products, Inc.

Underwriters              Greenwich Capital Markets, Inc. as Lead Bookrunning
                          Manager Credit Suisse First Boston LLC, J.P. Morgan
                          Securities Inc. and Morgan Stanley & Co. Incorporated as Co-Managers

Trustee                   LaSalle Bank National Association

Fiscal Agent              ABN AMRO Bank N.V.

Master Servicer           Wachovia Bank, National Association

Special Servicer          Lennar Partners, Inc.

Rating Agencies           Moody's Investors Service, Inc. and Standard and
                          Poor's Ratings Services, a division of The McGraw-Hill
                          Companies, Inc.

Denominations             $25,000 minimum for the offered certificates.

Closing Date              On or about December 30, 2003

Settlement Terms          Book-entry through DTC for all offered certificates.

Determination Date        The first day of each month, or if such first day
                          is not a business day, the next succeeding business day.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

Payment Date              The fifth day of each month, or if such fifth day
                          is not a business day, the next succeeding business day, provided that the payment date will be at least four business days following the determination date.

Interest Distributions    Each class of offered certificates will be entitled on
                          each payment date to interest accrued at its pass-through rate for such payment date on the outstanding certificate balance of such class during the prior calendar month. Interest on the offered certificates will be calculated on the basis of twelve
                          30-day months and a 360-day year. Interest will be distributed on each payment date, to the extent of available funds, in sequential order of class designations with class A-1, class A-2, class A-3, class A-4, class XP and class XC ranking pari passu in entitlement to interest.

Principal                 Distributions will be distributed on each payment
Distributions             date, to the extent of available funds, to the class
                          of sequential pay certificates outstanding with the earliest alphabetical/numerical class designation until its certificate balance is reduced to zero. If, due to losses, the certificate balances of the class B through class P certificates are reduced to zero, payments of principal to the class A-1, class A-2, class A-3 and class A-4 certificates will be made on a pro rata basis.

Losses Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the class P, class P, class O, class N, class M, class L, class K, class J, class H, class G, class F, class E, class D, class C and class B certificates, in that order, and then, pro rata, to the class A-1, class A-2, class A-3 and class A-4 certificates.

Prepayment                Any prepayment premiums or yield maintenance charges
Premiums and Yield        collected will be distributed to certificateholders on
Maintenance Charges       the payment date following the collection period in
                          which the prepayment occurred. On each payment date, the holders of any class of offered certificates and any class D, class E, class F, class G and class H certificates that is then entitled to principal distributions will be entitled to a portion of prepayment premiums or yield maintenance charges equal to the product of (a) the amount of such prepayment premiums or yield maintenance charges net of workout fees and liquidation fees payable from it, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the pass-through rate for that class of certificates over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal payable to that class of certificates on that payment date, and the denominator of which is the Total Principal Payment
                          Amount for that payment date.

                          The portion, if any, of the prepayment premiums or yield maintenance charges remaining after any payments described above will be distributed

                          o commencing with the initial payment date through and including the payment date in [_____ ___], [___]% to the holders of the class XP certificates and [___]% to the holders of the class XC certificates, and

                          o commencing with the payment date in [_____ ____], 100% to the holders of the class XC certificates.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------


Advances The master servicer and, if it fails to do so, the trustee and, if it fails to do so, the fiscal agent will be obligated to make P&I advances and servicing advances, including delinquent property taxes and insurance, but only to the extent that such advances are deemed recoverable and in the case of P&I advances subject to appraisal reductions that may occur.

Appraisal Reductions     An appraisal reduction generally will be created in the
                         amount, if any, by which the principal balance of a required appraisal loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan. As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates in reverse alphabetical order of the classes. A required appraisal loan will cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist which would cause such mortgage loan to be a required appraisal loan.

Optional Termination     The master servicer, the special servicer and certain
                         certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the trust on or after the payment date on which the stated principal balance of the mortgage loans then outstanding is less than 1.0% of the initial mortgage pool balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

Controlling Class        The class of sequential pay certificates (a) which
                         bears the latest alphabetical class designation (other than the class XP, class XC, class R-I and class R-II certificates) and (b) which has a certificate balance greater than 25% of its original certificate balance provided, however, that if no class of sequential pay certificates satisfies clause (b) above, the controlling class will be the outstanding class of sequential pay certificates bearing the latest alphabetical class designation (other than the class
                         XP, class XC, class R-I and class R-II certificates);
                         provided, further, with respect to certain issues related to the mortgage loans that are part of a split structure, the holder of the majority interest of the related subordinated or pari passu companion loan will have certain consultation or approval rights with respect to servicing matters, as described in the prospectus supplement.

Tenants References in this Term Sheet to the rating of a tenant may refer to the rating of a parent of the actual tenant and the rated entity may not be an actual party to that lease.

ERISA The offered certificates are expected to be ERISA eligible.

SMMEA The class A-1, class A-2, class A-3, class A-4, class B and class C certificates are expected to be "mortgage-related securities" for the purposes of SMMEA so long as they remain rated in one of the two highest rating categories by a nationally recognized statistical rating organization.

None of the offered certificates or the mortgage loans included in the trust which back the certificates is insured or guaranteed by any govern mental agency or instrumentality or by any private mortgage insurer or by The Royal Bank of Scotland plc, the depositor, the underwriters, the mortgage loan seller, the master servicer, the special servicer, or any other party.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

CONTACT INFORMATION
--------------------------------------------------------------------------------

Trading
-------
Chris McCormack                                    Phone: (203) 625-2900
Managing Director                                  Fax: (203) 618-2052
                                                   christopher.mccormack@gcm.com
                                                   -----------------------------

Brian Schwartz, CFA                                Phone: (203) 625-2900
Senior Vice President                              Fax: (203) 618-2033
                                                   brian.schwartz@gcm.com
                                                   ----------------------

Joe Accurso                                        Phone: (203) 625-2900
Vice President                                     Fax: (203) 618-2033
                                                   joseph.accurso@gcm.com
                                                   ----------------------

Bob Neighoff                                       Phone: (203) 625-2900
Associate                                          Fax: (203) 618-2033
                                                   robert.neighoff@gcm.com
                                                   -----------------------

Structuring
-----------
Chris Lau                                          Phone: (203) 625-2900
Vice President                                     Fax: (203) 618-2033
                                                   chris.lau@gcm.com
                                                   -----------------

John Kepner, CFA                                   Phone: (203) 618-2460
Vice President                                     Fax: (203) 618-2134
                                                   john.kepner@gcm.com
                                                   -------------------

Structured Finance
------------------
Perry Gershon                                      Phone: (203) 618-2267
Managing Director                                  Fax: (203) 618-2134
                                                   perry.gershon@gcm.com
                                                   ---------------------

Andrew Snow                                        Phone: (203) 625-2775
Vice President                                     Fax: (203) 618-2134
                                                   andrew.snow@gcm.com
                                                   -------------------

Jake Kramer                                        Phone: (203) 618-2337
Vice President                                     Fax: (203) 618-2134
                                                   jake.kramer@gcm.com
                                                   -------------------

CMBS Research
-------------
Lisa Pendergast                                    Phone: (203) 625-2931
Managing Director                                  Fax: (203) 618-2052
                                                   lisa.pendergast@gcm.com
                                                   -----------------------




Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------


GENERAL CHARACTERISTICS (1)

Initial mortgage pool balance...................................................            $1,767,326,840
Number of mortgage loans........................................................                        81
Number of mortgaged properties..................................................                       115
Percentage of investment grade shadow rated loans (U.S. Bank Tower (2)).........                      6.8%
Weighted average underwritten debt service coverage ratio (3)...................                      1.67
Maximum underwritten debt service coverage ratio (3)............................                      3.14
Minimum underwritten debt service coverage ratio (3)............................                      1.08
Weighted average cut-off date loan-to-value ratio (3)...........................                     70.0%
Maximum cut-off date loan-to-value ratio (3)....................................                     85.1%
Minimum cut-off date loan-to-value ratio (3)....................................                     48.3%
Average cut-off date principal balance...........................................              $21,818,850
Maximum cut-off date principal balance..........................................              $120,240,000
Minimum cut-off date principal balance..........................................                  $796,911
Weighted average mortgage interest rate.........................................                    5.855%
Maximum mortgage interest rate..................................................                    7.410%
Minimum mortgage interest rate..................................................                    4.660%
Percentage of initial pool balance of mortgage loans secured by mortgaged real properties occupied by a single tenant (certain of such single
    tenants may have one or more sub-tenants at such properties)...............                     < 0.1%


(1) Unless otherwise noted, references in this Term Sheet include the senior pari passu notes secured by the US Bank Tower Property, 237 Park Avenue Property, 1801 K Street Property, Windsor Capital Portfolio Properties and the Wells Fargo Tower Property in the trust but do not include the related senior pari passu notes that are outside the trust nor, with respect to these or any other mortgage loans in a split loan structure, the related subordinate note.

(2) S&P and Moody's have confirmed that the US Bank Tower Trust Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "BBB-" by S&P and "Baa3" by Moody's.

(3) For the purpose of calculating underwritten debt service coverage ratios and loan-to-value ratios in this term sheet, the cutoff date principal balance for each mortgage loan in a split loan structure (x) includes the cut-off date principal balance of the pari passu mortgage loan in the trust plus the cut-off date principal balance of any pari passu mortgage that is not in the trust, and (y) excludes the cut-off date principal balance of any subordinate mortgage loan in that split loan structure.



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

PROPERTY TYPES

                                                                 % of                                         Wtd. Avg.
                                                Aggregate      Initial                Wtd. Avg.    Wtd. Avg.  Remaining
                             Number of        Cut-off Date     Mortgage                Cut-off     Maturity     Term to    Wtd. Avg.
                             Mortgaged          Principal        Pool      Wtd. Avg.   Date LTV    Date LTV    Maturity    Mortgage
    Property Type            Properties        Balance ($)     Balance       DSCR       Ratio        Ratio     (months)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Retail                           31           434,232,554       24.6%         1.39      76.7%       65.7%         112      6.123%
 Anchored                        16           262,462,054       14.9%         1.39      78.1%       66.0%         116      6.030%
 Superregional Mall               1            97,000,000        5.5%         1.35      77.7%       67.0%         115      6.420%
 Regional Mall                    1            31,500,000        1.8%         1.42      64.0%       61.6%          60      5.740%
 Big Box                          7            29,674,280        1.7%         1.45      78.9%       67.6%         119      6.318%
 Unanchored                       3             6,157,290        0.3%         1.56      68.2%       58.8%         117      6.401%
 Single Tenant                    1               796,911        0.0%         1.56      48.3%       32.5%         118      6.590%


Office                           36         1,027,121,864       58.1%         1.82      66.3%       61.0%          95      5.585%
Hospitality                      17           127,130,244        7.2%         1.61      63.6%       57.3%          86      6.828%
Multifamily                       9            67,670,835        3.8%         1.40      78.8%       68.8%         100      5.950%
Self-Storage                     17            50,339,230        2.8%         1.72      78.0%       67.1%         104      6.344%
Mixed Use                         2            36,272,112        2.1%         1.25      83.4%       70.7%         118      5.896%
Industrial                        2            20,560,000        1.2%         1.55      76.4%       64.4%         120      6.206%
Mobile Home Park                  1             4,000,000        0.2%         1.48      72.1%       66.7%          60      5.200%
                             -------------------------------------------------------------------------------------------------------
                                115         1,767,326,840      100.0%         1.67      70.0%       62.6%          99      5.855%
------------------------------------------------------------------------------------------------------------------------------------



PROPERTY LOCATIONS

                                                                 % of                                         Wtd. Avg.
                                                Aggregate      Initial                Wtd. Avg.    Wtd. Avg.  Remaining
                             Number of        Cut-off Date     Mortgage                Cut-off     Maturity     Term to    Wtd. Avg.
Property State /             Mortgaged          Principal        Pool      Wtd. Avg.   Date LTV    Date LTV    Maturity    Mortgage
Jurisdiction                 Properties        Balance ($)     Balance       DSCR       Ratio        Ratio     (months)      Rate
------------------------------------------------------------------------------------------------------------------------------------
California (1)                   29           528,855,843       29.9%         2.09      65.3%       59.6%         108      5.485%
New York                          3           282,333,334       16.0%         1.43      68.8%       62.8%          98      6.059%
Connecticut                       5           131,863,023        7.5%         1.59      71.2%       63.1%          91      5.570%
Washington DC                     1           117,115,625        6.6%         1.55      69.2%       64.4%          81      5.578%
Texas                             9           100,526,311        5.7%         1.44      74.2%       64.0%         106      5.912%
Florida                           3            74,737,566        4.2%         1.57      69.0%       63.8%          67      5.874%
Arizona                           5            55,557,813        3.1%         1.57      71.6%       68.4%          69      6.094%
Virginia                          6            48,300,000        2.7%         1.55      71.8%       58.5%         130      6.601%
Tennessee                         8            44,633,194        2.5%         1.39      76.3%       58.8%         115      6.246%
Nevada                            6            39,275,824        2.2%         1.44      72.4%       61.0%         119      6.226%
Other States                     40           344,128,307       19.5%         1.45      75.2%       66.0%          99      6.202%
                             -------------------------------------------------------------------------------------------------------
                                115         1,767,326,840      100.0%         1.67      70.0%       62.6%          99      5.855%
------------------------------------------------------------------------------------------------------------------------------------

(1) 20 properties are located in Southern California and 9 properties are located in Northern California representing 23.7% and 6.2% of Initial Mortgage Pool Balance respectively.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCES


                                                                 % of                                         Wtd. Avg.
                                                Aggregate      Initial                Wtd. Avg.    Wtd. Avg.  Remaining
                             Number of        Cut-off Date     Mortgage                Cut-off     Maturity     Term to    Wtd. Avg.
Range of Cut-off Date        Mortgage           Principal        Pool      Wtd. Avg.   Date LTV    Date LTV    Maturity    Mortgage
     Balances ($)             Loans            Balance ($)     Balance       DSCR       Ratio        Ratio     (months)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Less than 2,000,001               4             5,394,667        0.3%         1.58      70.2%       57.8%         116      6.389%
2,000,001 - 3,000,000             7            17,888,577        1.0%         1.47      73.2%       62.8%         117      6.294%
3,000,001 - 4,000,000             5            17,822,785        1.0%         1.47      70.1%       61.0%         100      6.379%
4,000,001 - 5,000,000             5            21,583,672        1.2%         1.41      73.1%       60.4%         104      6.138%
5,000,001 - 6,000,000             2            10,995,670        0.6%         1.64      79.7%       67.7%         115      5.917%
6,000,001 - 7,000,000             6            37,877,304        2.1%         1.41      76.4%       63.2%         103      5.995%
7,000,001 - 8,000,000             5            38,329,479        2.2%         1.57      73.2%       62.4%         114      6.012%
8,000,001 - 9,000,000             3            25,072,692        1.4%         1.74      73.4%       64.0%         105      6.142%
9,000,001 - 10,000,000            2            19,800,000        1.1%         1.38      77.4%       65.9%         120      6.130%
10,000,001 - 15,000,000           9           120,525,938        6.8%         1.53      77.4%       67.2%         101      5.987%
15,000,001 - 20,000,000           5            86,924,280        4.9%         1.43      75.1%       64.9%         113      6.301%
20,000,001 - 25,000,000           3            67,215,477        3.8%         1.52      78.2%       61.2%         127      6.175%
25,000,001 - 30,000,000           6           168,606,121        9.5%         1.38      75.9%       65.5%         112      6.106%
30,000,001 - 35,000,000           4           126,206,627        7.1%         1.53      69.3%       63.6%          85      5.936%
35,000,001 - 40,000,000           6           229,664,349       13.0%         1.49      72.6%       64.2%          97      5.790%
50,000,001 - 55,000,000           2           109,630,244        6.2%         1.62      62.2%       56.5%          69      6.314%
55,000,001 - 60,000,000           1            58,000,000        3.3%         1.90      64.4%       60.6%          58      5.030%
65,000,001 - 70,000,000           1            66,000,000        3.7%         1.41      62.8%       59.2%         100      6.024%
85,000,001 - 90,000,000           1            86,100,000        4.9%         2.54      59.4%       59.4%         120      5.290%
95,000,001 - 100,000,000          1            97,000,000        5.5%         1.35      77.7%       67.0%         115      6.420%
115,000,001 - 120,000,000         2           236,448,959       13.4%         1.53      67.0%       62.9%          82      5.683%
120,000,001 - 125,000,000         1           120,240,000        6.8%         3.14      55.2%       55.2%         115      4.660%
                             -------------------------------------------------------------------------------------------------------
                                 81         1,767,326,840      100.0%         1.67      70.0%       62.6%          99      5.855%
------------------------------------------------------------------------------------------------------------------------------------

The average Cut-off Date principal balance is $21,818,850.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------


MORTGAGE RATES


                                                                 % of                                         Wtd. Avg.
                                                Aggregate      Initial                Wtd. Avg.    Wtd. Avg.  Remaining
                             Number of        Cut-off Date     Mortgage                Cut-off     Maturity     Term to    Wtd. Avg.
Range of Mortgage            Mortgage           Principal        Pool      Wtd. Avg.   Date LTV    Date LTV    Maturity    Mortgage
    Rates (%)                 Loans            Balance ($)     Balance       DSCR       Ratio        Ratio     (months)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Less than 5.249                   6           296,904,349       16.8%         2.27      63.5%       59.9%          91      4.849%
5.250 - 5.499                     4           116,262,489        6.6%         2.34      62.7%       60.2%         112      5.329%
5.500 - 5.749                    11           314,794,582       17.8%         1.53      71.0%       63.5%          88      5.630%
5.750 - 5.999                    13           264,959,571       15.0%         1.48      71.1%       62.9%         102      5.828%
6.000 - 6.249                    16           261,982,700       14.8%         1.50      70.8%       63.5%         100      6.104%
6.250 - 6.499                    16           319,215,431       18.1%         1.41      75.9%       65.2%         111      6.363%
6.500 - 6.749                     5            30,011,278        1.7%         1.33      77.3%       69.6%          92      6.598%
6.750 - 6.999                     6           110,562,550        6.3%         1.43      69.6%       61.0%          96      6.907%
7.000 - 7.249                     3            49,154,312        2.8%         1.58      67.3%       56.7%         116      7.211%
7.250 - 7.499                     1             3,479,578        0.2%         1.17      63.3%       52.4%         100      7.410%
                             -------------------------------------------------------------------------------------------------------
                                 81         1,767,326,840      100.0%         1.67      70.0%       62.6%          99      5.855%
------------------------------------------------------------------------------------------------------------------------------------

The weighted average Mortgage Rate is 5.855%.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------


DEBT SERVICE COVERAGE RATIOS


                                                                 % of                                         Wtd. Avg.
                                                Aggregate      Initial                Wtd. Avg.    Wtd. Avg.  Remaining
                             Number of        Cut-off Date     Mortgage                Cut-off     Maturity     Term to    Wtd. Avg.
                             Mortgage           Principal        Pool      Wtd. Avg.   Date LTV    Date LTV    Maturity    Mortgage
Range of DSCRs                Loans            Balance ($)     Balance       DSCR       Ratio        Ratio     (months)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Less than 1.25                    5            96,444,739        5.5%         1.14      83.6%       73.7%         108      6.424%
1.25 - 1.2999                     3            37,250,000        2.1%         1.28      80.6%       72.3%          98      6.695%
1.30 - 1.3499                     6           146,970,826        8.3%         1.33      77.4%       65.3%         110      6.369%
1.35 - 1.3999                     4            46,046,330        2.6%         1.36      77.0%       63.0%         116      5.737%
1.40 - 1.4499                    12           242,882,990       13.7%         1.41      69.0%       61.4%         104      6.079%
1.45 - 1.4999                     9           108,757,447        6.2%         1.46      78.0%       65.4%         118      5.973%
1.50 - 1.5499                     9           318,246,094       18.0%         1.53      68.3%       62.8%          84      5.632%
1.55 - 1.5999                    13           192,233,063       10.9%         1.57      69.0%       60.0%         100      6.150%
1.60 - 1.6499                     6           141,312,500        8.0%         1.62      69.5%       62.8%          94      5.965%
1.65 - 1.6999                     2            58,746,617        3.3%         1.66      66.4%       61.5%          64      5.690%
1.70 - 1.7499                     4            49,816,263        2.8%         1.71      69.0%       59.4%         104      6.164%
1.75 - 1.7999                     2            32,949,099        1.9%         1.76      75.5%       64.5%         118      6.149%
1.80 - 1.8499                     2            16,830,871        1.0%         1.83      72.7%       64.1%          98      6.201%
1.85 - 1.8999                     1            14,500,000        0.8%         1.87      72.5%       65.0%          60      5.435%
1.90 - 1.9499                     1            58,000,000        3.3%         1.90      64.4%       60.6%          58      5.030%
2.50 - 2.5499                     1            86,100,000        4.9%         2.54      59.4%       59.4%         120      5.290%
3.10 - 3.1499                     1           120,240,000        6.8%         3.14      55.2%       55.2%         115      4.660%
                             -------------------------------------------------------------------------------------------------------
                                 81         1,767,326,840      100.0%         1.67      70.0%       62.6%          99      5.855%
------------------------------------------------------------------------------------------------------------------------------------

The weighted average Debt Service Coverage Ratio is 1.67x.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------


CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                                                 % of                                         Wtd. Avg.
                                                Aggregate      Initial                Wtd. Avg.    Wtd. Avg.  Remaining
                             Number of        Cut-off Date     Mortgage                Cut-off     Maturity     Term to    Wtd. Avg.
Range of Cut-off Date        Mortgage           Principal        Pool      Wtd. Avg.   Date LTV    Date LTV    Maturity    Mortgage
    LTV ratios (%)            Loans            Balance ($)     Balance       DSCR       Ratio        Ratio     (months)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Less than 50.00                   1               796,911        0.0%         1.56      48.3%       32.5%         118      6.590%
55.01 - 60.00                     3           260,970,244       14.8%         2.62      57.2%       55.8%         109      5.357%
60.01 - 65.00                     9           358,587,197       20.3%         1.58      64.2%       59.2%          87      5.912%
65.01 - 70.00                    11           355,256,597       20.1%         1.55      68.6%       62.0%          86      5.588%
70.01 - 75.00                    27           248,325,426       14.1%         1.54      72.5%       63.6%          99      6.059%
75.01 - 80.00                    22           398,575,618       22.6%         1.45      78.2%       66.2%         115      6.068%
80.01 - 86.00                     8           144,814,846        8.2%         1.23      83.6%       74.0%         104      6.326%
                             -------------------------------------------------------------------------------------------------------
                                 81         1,767,326,840      100.0%         1.67      70.0%       62.6%          99      5.855%
------------------------------------------------------------------------------------------------------------------------------------

The weighted average Cut-off Date LTV Ratio is 70.0%.



MATURITY DATE LOAN-TO-VALUE RATIOS

                                                                 % of                                         Wtd. Avg.
                                                Aggregate      Initial                Wtd. Avg.    Wtd. Avg.  Remaining
                             Number of        Cut-off Date     Mortgage                Cut-off     Maturity     Term to    Wtd. Avg.
Range of Maturity Date       Mortgage           Principal        Pool      Wtd. Avg.   Date LTV    Date LTV    Maturity    Mortgage
  LTV ratios (%) (1)          Loans            Balance ($)     Balance       DSCR       Ratio        Ratio     (months)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Less than 50.00                   4            31,818,145        1.8%         1.35      73.6%       48.9%         118      6.263%
50.01 - 55.00                     6           111,943,769        6.3%         1.59      61.6%       52.6%          98      6.920%
55.01 - 60.00                    14           433,306,719       24.5%         2.17      62.1%       57.7%         114      5.513%
60.01 - 65.00                    25           624,732,336       35.3%         1.57      68.8%       62.6%          84      5.622%
65.01 - 70.00                    21           364,388,303       20.6%         1.49      77.6%       67.0%         110      6.027%
70.01 - 75.00                     8           143,887,568        8.1%         1.33      79.7%       71.7%          98      6.310%
75.01 - 80.00                     3            57,250,000        3.2%         1.21      83.6%       77.1%          83      6.441%
                             -------------------------------------------------------------------------------------------------------
                                 81         1,767,326,840      100.0%         1.67      70.0%       62.6%          99      5.855%
------------------------------------------------------------------------------------------------------------------------------------

The weighted average Maturity Date LTV Ratio is 62.6%.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------


ORIGINAL TERMS TO MATURITY

                                                                 % of                                         Wtd. Avg.
                                                Aggregate      Initial                Wtd. Avg.    Wtd. Avg.  Remaining
                             Number of        Cut-off Date     Mortgage                Cut-off     Maturity     Term to    Wtd. Avg.
Range of Original Terms      Mortgage           Principal        Pool      Wtd. Avg.   Date LTV    Date LTV    Maturity    Mortgage
  to Maturity (months)        Loans            Balance ($)     Balance       DSCR       Ratio        Ratio     (months)      Rate
------------------------------------------------------------------------------------------------------------------------------------
0 - 60                           10           261,266,849       14.8%         1.64      68.1%       64.0%          59      5.526%
61 - 84                           9           402,442,919       22.8%         1.55      67.6%       62.6%          81      5.891%
85 - 96                           1            36,000,000        2.0%         1.17      85.1%       77.8%          94      6.483%
97 - 108                          1            66,000,000        3.7%         1.41      62.8%       59.2%         100      6.024%
109 - 120                        59           979,617,072       55.4%         1.76      71.1%       61.9%         117      5.893%
121 - 180                         1            22,000,000        1.2%         1.46      80.0%       64.0%         144      5.850%
                             -------------------------------------------------------------------------------------------------------
                                 81         1,767,326,840      100.0%         1.67      70.0%       62.6%          99      5.855%
------------------------------------------------------------------------------------------------------------------------------------

The weighted average original term to maturity is 102 months.



REMAINING TERMS TO MATURITY

                                                                 % of                                         Wtd. Avg.
                                                Aggregate      Initial                Wtd. Avg.    Wtd. Avg.  Remaining
                             Number of        Cut-off Date     Mortgage                Cut-off     Maturity     Term to    Wtd. Avg.
Range of Remaining Terms     Mortgage           Principal        Pool      Wtd. Avg.   Date LTV    Date LTV    Maturity    Mortgage
  to Maturity (months)        Loans            Balance ($)     Balance       DSCR       Ratio        Ratio     (months)      Rate
------------------------------------------------------------------------------------------------------------------------------------
0 - 60                           10           261,266,849       14.8%         1.64      68.1%       64.0%          59      5.526%
61 - 84                           9           402,442,919       22.8%         1.55      67.6%       62.6%          81      5.891%
85 - 96                           1            36,000,000        2.0%         1.17      85.1%       77.8%          94      6.483%
97 - 108                          4            79,633,890        4.5%         1.39      64.6%       60.0%         101      6.227%
109 - 120                        56           965,983,182       54.7%         1.77      71.1%       61.9%         117      5.875%
121 - 180                         1            22,000,000        1.2%         1.46      80.0%       64.0%         144      5.850%
                             -------------------------------------------------------------------------------------------------------
                                 81         1,767,326,840      100.0%         1.67      70.0%       62.6%          99      5.855%
------------------------------------------------------------------------------------------------------------------------------------

The weighted average remaining term to maturity is 99 months.



SEASONING

                                                                 % of                                         Wtd. Avg.
                                                Aggregate      Initial                Wtd. Avg.    Wtd. Avg.  Remaining
                             Number of        Cut-off Date     Mortgage                Cut-off     Maturity     Term to    Wtd. Avg.
                             Mortgage           Principal        Pool      Wtd. Avg.   Date LTV    Date LTV    Maturity    Mortgage
Seasoning (months)            Loans            Balance ($)     Balance       DSCR       Ratio        Ratio     (months)      Rate
------------------------------------------------------------------------------------------------------------------------------------
0 - 12                           79         1,760,750,672       99.6%         1.67      70.0%       62.7%          99      5.850%
13 - 24                           2             6,576,168        0.4%         1.28      66.6%       56.9%         103      7.217%
                             -------------------------------------------------------------------------------------------------------
                                 81         1,767,326,840      100.0%         1.67      70.0%       62.6%          99      5.855%
------------------------------------------------------------------------------------------------------------------------------------


The weighted average seasoning is 3 months.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------


ORIGINAL AMORTIZATION TERMS

                                                                 % of                                         Wtd. Avg.
                                                Aggregate      Initial                Wtd. Avg.    Wtd. Avg.  Remaining
Range of Original            Number of        Cut-off Date     Mortgage                Cut-off     Maturity     Term to    Wtd. Avg.
Amortization Terms           Mortgage           Principal        Pool      Wtd. Avg.   Date LTV    Date LTV    Maturity    Mortgage
     (months)                 Loans            Balance ($)     Balance       DSCR       Ratio        Ratio     (months)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                     3           239,840,000       13.6%         2.71      58.9%       58.9%         109      5.085%
181 - 300                        13           204,628,765       11.6%         1.56      67.0%       55.7%          90      6.366%
301 - 360                        65         1,322,858,075       74.9%         1.49      72.4%       64.4%          99      5.916%
                             -------------------------------------------------------------------------------------------------------
                                 81         1,767,326,840      100.0%         1.67      70.0%       62.6%          99      5.855%
------------------------------------------------------------------------------------------------------------------------------------

The weighted average original amortization term is 349 months.



REMAINING STATED AMORTIZATION TERMS

                                                                 % of                                         Wtd. Avg.
                                                Aggregate      Initial                Wtd. Avg.    Wtd. Avg.  Remaining
Range of Remaining           Number of        Cut-off Date     Mortgage                Cut-off     Maturity     Term to    Wtd. Avg.
Amortization Terms           Mortgage           Principal        Pool      Wtd. Avg.   Date LTV    Date LTV    Maturity    Mortgage
    (months)                  Loans            Balance ($)     Balance       DSCR       Ratio        Ratio     (months)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                     3           239,840,000       13.6%         2.71      58.9%       58.9%         109      5.085%
181 - 300                        13           204,628,765       11.6%         1.56      67.0%       55.7%          90      6.366%
301 - 360                        65         1,322,858,075       74.9%         1.49      72.4%       64.4%          99      5.916%
                             -------------------------------------------------------------------------------------------------------
                                 81         1,767,326,840      100.0%         1.67      70.0%       62.6%          99      5.855%
------------------------------------------------------------------------------------------------------------------------------------

The weighted average remaining amortization term is 348 months.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------


AMORTIZATION TYPES

                                                                 % of                                         Wtd. Avg.
                                                Aggregate      Initial                Wtd. Avg.    Wtd. Avg.  Remaining
                             Number of        Cut-off Date     Mortgage                Cut-off     Maturity     Term to    Wtd. Avg.
                             Mortgage           Principal        Pool      Wtd. Avg.   Date LTV    Date LTV    Maturity    Mortgage
Amortization Type             Loans            Balance ($)     Balance       DSCR       Ratio        Ratio     (months)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Amort Balloon                    65           804,750,381       45.5%         1.52      72.9%       62.5%         103      6.059%
IO / Amort Balloon               13           722,736,459       40.9%         1.48      70.3%       64.0%          92      5.883%
Interest Only                     3           239,840,000       13.6%         2.71      58.9%       58.9%         109      5.085%
                             -------------------------------------------------------------------------------------------------------
                                 81         1,767,326,840      100.0%         1.67      70.0%       62.6%          99      5.855%
------------------------------------------------------------------------------------------------------------------------------------



LOCKBOXES

                                                    % of
                    Number       Aggregate         Initial
                      of        Cut-off Date       Mortgage
                   Mortgage       Principal         Pool
Lockbox Type        Loans        Balance ($)       Balance
-----------------------------------------------------------
Hard                 33          1,312,833,633      74.3%
Soft                 10          224,217,773        12.7%
-----------------------------------------------------------



ESCROW TYPES

                                                      % of
                      Number       Aggregate         Initial
                        of        Cut-off Date       Mortgage
                     Mortgage       Principal         Pool
Escrow Type (1)       Loans       Balance ($)        Balance
-------------------------------------------------------------
TI/LC (2)               63         1,540,816,775      98.0%
Real Estate Tax         79         1,711,529,929      96.8%
Insurance               70         1,606,660,020      90.9%
Replacement Reserve     77         1,573,977,429      89.1%
-------------------------------------------------------------

(1)   Includes initial and ongoing reserves and escrows

(2) The statistical information for the TI/LC Reserve percentage does not include mortgage loans secured by multifamily, hospitality, manufactured housing community, or self-storage properties.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------


PREPAYMENT PROVISION SUMMARY

                                                                 % of                                         Wtd. Avg.
                                                Aggregate      Initial                Wtd. Avg.    Wtd. Avg.  Remaining
                             Number of        Cut-off Date     Mortgage                Cut-off     Maturity     Term to    Wtd. Avg.
                             Mortgage           Principal        Pool      Wtd. Avg.   Date LTV    Date LTV    Maturity    Mortgage
Prepayment Type               Loans            Balance ($)     Balance       DSCR       Ratio        Ratio     (months)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance               74         1,705,098,309       96.5%         1.67      69.9%       62.7%          99      5.850%
Lockout/Yield                     7            62,228,531        3.5%         1.53      70.2%       59.7%         113      5.991%
Maintenance
                             -------------------------------------------------------------------------------------------------------
                                 81         1,767,326,840      100.0%         1.67      70.0%       62.6%          99      5.855%
------------------------------------------------------------------------------------------------------------------------------------



MORTGAGE POOL PREPAYMENT PROFILE

                                                                                 % of
                                  Aggregate          % of Remaining            Remaining               % of
                                  Remaining           Mortgage Pool            Mortgage              Remaining
                                  Principal              Balance -           Pool Balance -           Mortgage
           Months Since           Balance(1)        Lockout/Defeasance          Yield               Pool Balance
Date       Cut-off Date           (millions)             (2) (3)              Maintenance             - Open            % Total
--------------------------------------------------------------------------------------------------------------------------------
Dec 03            0                  1,767                 100.0                  0.0                    0.0             100.0
Dec 04           12                  1,755                 100.0                  0.0                    0.0             100.0
Dec 05           24                  1,740                  99.6                  0.4                    0.0             100.0
Dec 06           36                  1,722                  99.6                  0.4                    0.0             100.0
Dec 07           48                  1,700                  99.6                  0.4                    0.0             100.0
Dec 08           60                  1,479                  93.3                  3.5                    3.2             100.0
Dec 09           72                  1,411                  96.4                  3.6                    0.0             100.0
Dec 10           84                  1,018                  95.1                  4.9                    0.0             100.0
Dec 11           96                    969                  94.6                  5.1                    0.3             100.0
Dec 12          108                    879                  86.2                  5.5                    8.3             100.0
Dec 13          120                     27                  68.5                  0.0                   31.5             100.0
Dec 14          132                     18                 100.0                  0.0                    0.0             100.0
Dec 15          144                     18                   0.0                  0.0                  100.0             100.0
--------------------------------------------------------------------------------------------------------------------------------

(1) Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity. Otherwise calculated based on maturity assumptions to be set forth in the prospectus statement

(2) Mortgage Loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted and in the case of one mortgage loan, includes a one-month period in which the loan is prepayable together with a yield maintenance charge followed by a period in which prepayments are prohibited, but during which defeasance is permitted.

(3) Includes one mortgage loan subject to a yield maintenance premium in the amount of 8% of the amount repaid at any time or defeasance beginning January 1, 2006.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - TEN LARGEST LOANS
--------------------------------------------------------------------------------



                              Number of
                               Mortgage                        % of
                                Loans/                         Initial                                Loan
                              Mortgaged     Cut-off Date      Mortgage                               Balance              Cut-Off
                                Real          Principal         Pool    Property        Property       Per                Date LTV
Loan Name                    Properties      Balance ($)       Balance    Type             Size      SF/Unit     DSCR      Ratio
------------------------------------------------------------------------------------------------------------------------------------
US Bank Tower (1)               1 / 1       $ 120,240,000        6.8%     Office        1,371,483       $175       3.14     55.2%
237 Park Avenue                 1 / 1       $ 119,333,334        6.8%     Office        1,149,789       $259       1.52     64.8%
1801 K Street                   1 / 1       $ 117,115,625        6.6%     Office          563,795       $230       1.55     69.2%
Broadway Mall                   1 / 1       $  97,000,000        5.5%     Retail        1,050,620       $ 92       1.35     77.7%
Pinnacle                        1 / 1       $  86,100,000        4.9%     Office          392,899       $219       2.54     59.4%
150 Fifth Avenue                1 / 1       $  66,000,000        3.7%     Office          209,683       $315       1.41     62.8%
High Ridge Park                 1 / 1       $  58,000,000        3.3%     Office          498,091       $116       1.90     64.4%
Independent Square              1 / 1       $  55,000,000        3.1%     Office          649,346        $85       1.66     66.1%
Windsor Capital Portfolio       1 / 7       $  54,630,244        3.1%   Hospitality         1,531    $71,365       1.58     58.2%
Pin Oak Portfolio               1 / 1       $  40,000,000        2.3%     Office          505,023        $79       1.41     72.1%
                              ------------------------------------------------------------------------------------------------------
                              10 / 16       $ 813,419,203       46.0%                                              1.88     64.8%
------------------------------------------------------------------------------------------------------------------------------------


(1) S&P and Moody's have confirmed that the US Bank Tower Trust Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "BBB-" by S&P and "Baa3" by Moody's.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  US BANK TOWER
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  US BANK TOWER
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  US BANK TOWER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Property Information

Number of Mortgaged Real Properties                                         1
Location (City/State)                                         Los Angeles, CA
Property Type                                                          Office
Size (SF)                                                           1,371,483
Percentage Occupancy as of September 30, 2003                           90.6%
Year Built                                                               1989
Appraisal Value                                                  $435,000,000
Underwritten Occupancy                                                  89.3%
Underwritten Revenues                                             $57,840,339
Underwritten Total Expenses                                       $19,178,339
Underwritten Net Operating Income (NOI)                           $38,662,000
Underwritten Net Cash Flow (NCF)                                  $36,317,886
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                           Mortgage Loan Information

Cut-off Date Principal Balance                                   $120,240,000
Cut-off Date Principal Balance PSF/Unit                                  $175
Percentage of Initial Mortgage Pool Balance                              6.8%
Number of Mortgage Loans                                                    1
Type of Security                                                   Fee Simple
Mortgage Rate                                                          4.660%
Original Term to Maturity (Months)                                        120
Original Amortization Term (Months)                             Interest Only
Cut-off Date LTV Ratio                                                  55.2%
LTV Ratio at Maturity                                                   55.2%
Underwritten DSCR on NOI                                                 3.35
Underwritten DSCR on NCF                                                 3.14
Shadow Ratings (1)                                                BBB- / Baa3
--------------------------------------------------------------------------------

      (1) S&P and Moody's have confirmed that the US Bank Tower Trust Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "BBB-" by S&P and rated "Baa3" by Moody's.

o The Loan. The mortgage loan (the "US Bank Tower Trust Loan") is evidenced by a single note and is secured by a first mortgage encumbering the class-A office building located at 633 West. Fifth Street, Los Angeles, California (the "US Bank Tower Property"). The US Bank Tower Trust Loan represents approximately 6.8% of the initial mortgage pool balance. The US Bank Tower Trust Loan was originated on June 26, 2003, has an original principal balance and a principal balance as of the cut-off date of $120,240,000, and an interest rate of 4.66%. The US Bank Tower Trust Loan is the senior portion of a pari passu portion of a whole mortgage loan with an original principal balance of $260,000,000. The companion loan to the US Bank Tower Trust Loans are evidenced by separate notes: (i) a junior note (the "US Bank Tower Junior Note"), with a principal balance as of the cut-off date of $10,020,000, and an interest rate of 4.66%; and
      (ii) a pari passu note (the "US Bank Tower Pari Passu Companion Loan"), with a principal balance as of the cut-off date of $129,740,000 and an interest rate of 4.66%. Together, the US Bank Tower Loan and the US Bank Tower Junior Note are pari passu with the US Bank Tower Pari Passu Companion Loan. The US Bank Tower Junior Note and a portion of the US Bank Tower Pari Passu Companion Loan provide credit support for the US Bank Tower Trust Loan. The US Bank Tower Pari Passu Companion Loan was assigned to Morgan Stanley Mortgage Capital Inc. simultaneously with closing of the US Bank Tower Trust Loan. The US Bank Tower Pari Passu Companion Loan will not be an asset of the trust; it is anticipated that it will be included in a future securitization by Morgan Stanley Mortgage Capital Inc. The US Bank Tower Trust Loan, the US Bank Tower Junior Note and the US Bank Tower Pari Passu Companion Loan (together, the "US Bank Tower Loan Pair") are governed by a co-lender agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--Split Loan Structure" and will be serviced pursuant to the terms of the GCCFC 2003-C2 pooling and servicing agreement. The DSCR and LTV on the US Bank Tower Loan Pair are 3.00 and 59.8% respectively. The DSCR and LTV on the US Bank Tower Trust Loan are 3.14 and 55.2% respectively. Simultaneously with the origination of the US Bank Tower Loan Pair, Maguire Partners formed a publicly traded real estate investment trust, Maguire Properties, Inc. ("MPI"), the sponsor of the borrower, and contributed over $171,300,000 in new cash from funds raised through the MPI offering as part of the refinancing of the property. In connection with the formation of the real estate investment trust, Robert F. Maguire III, Maguire Partners, Inc. and certain other affiliates severally guaranteed allocable shares of a portion of the US Bank Tower Loan Pair up to an amount equal to the outstanding balance at the time of the default divided by the amounts recovered by the lender in connection with default proceedings; provided that the lender may not make any demand for payment under the guaranty until it has fully exercised all remedies against the collateral under the related loan documents.

      The US Bank Tower Trust Loan has an initial term of 120 months and a remaining term of 115 months. The loan requires payments of interest-only for its entire term. The scheduled maturity date is July 1, 2013. Voluntary prepayment of the US Bank Tower Trust Loan is prohibited until April 1, 2013 and permitted thereafter without penalty. Defeasance with United States government obligations is permitted on the earlier of (i) July 1, 2006 and (ii) the date that is two years after the closing date of the last securitization of any portion of the US Bank Tower Loan Pair.

o The Property. Two buildings comprise the US Bank Tower Property. There is a 73-story, 1,371,483 sf class-A office building with a six-level, below-grade parking facility, and an adjacent building containing a restaurant and four-level below-grade parking garage. The property is located in the Bunker Hill submarket of Los Angeles' central business district ("CBD"). Maguire Partners, the predecessor


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  US BANK TOWER
--------------------------------------------------------------------------------

      company of the sponsor, built the property in 1989. The building was designed by I.M. Pei & Partners and sits prominently on the Los Angeles skyline. There is a total of 1,328,494 sf of office space and 42,989 sf of retail space in the property. The total number of parking spaces for the property is 1,395.

      As of September 30, 2003, the US Bank Tower Property was 90.6% leased to 46 tenants. The four largest tenants in the building are Latham & Watkins (275,558 sf), Pacific Enterprises, Inc. (225,756 sf), Wells Fargo Bank (162,827 sf) and US Bancorp (121,077 sf). Latham & Watkins is listed among the 10 largest law firms in the country and its largest office is in the subject building. Pacific Enterprises, Inc. is a wholly owned subsidiary of Sempra Energy, Inc. ("BBB+" by S&P; "Baa1" by Moody's), one of California's largest utility companies. Wells Fargo & Co. ("AA-" by S&P; "Aa1" by Moody's), is the fifth largest bank in the United States. US Bancorp ("A+" by S&P; "Aa3" by Moody's) has assets of $195 billion and is the 8th largest financial services holding company in the United States.

      The following table presents certain information relating to the major tenants at the US Bank Tower Property:


                                                                Net Rentable               % of Net
          Tenant               % of  Base Rent                    Area (sf)              Rentable Area     Date of Lease Expiration
------------------------------------------------------------------------------------------------------------------------------------
Latham & Watkins                     29.3%                        275,558                    20.1%                11/2009
Pacific Enterprises, Inc.            22.7%                        225,756                    16.5%                 6/2010
Wells Fargo &Co.                     17.4%                        162,827                    11.9%                 3/2005
US Bancorp                            6.5%                        121,077                     8.8%                 6/2015


      The following table presents certain information relating to the lease rollover schedule at the US Bank Tower Property:


           Number of      Avg. Base                                                                                      Cumulative
             Leases        Rent/SF        Total SF       % of Total SF         Cumulative %         % of Base Rent      of Base Rent
Year        Rolling        Rolling        Rolling          Rolling (1)      of SF Rolling (1)         Rolling (1)        Rolling (1)
------------------------------------------------------------------------------------------------------------------------------------
2003           8            23.53           7,950             0.6%                  0.6%                  0.5%               0.5%
2004           5            23.88          52,262             3.8%                  4.4%                  3.3%               3.8%
2005          29            35.63         310,845            22.7%                 27.1%                 29.5%              33.3%
2006          18            16.19          87,834             6.4%                 33.5%                  3.8%              37.1%
2007           4            14.73          45,305             3.3%                 36.8%                  1.8%              38.9%
2008           5            16.61          44,144             3.2%                 40.0%                  2.0%              40.8%
2009          20            34.91         310,343            22.6%                 62.6%                 28.9%              69.7%
2010          18            35.89         244,610            17.8%                 80.4%                 23.4%              93.1%
2011           2             0.00             432             0.0%                 80.5%                  0.0%              93.1%
2012           2            12.62          13,306             1.0%                 81.4%                  0.4%              93.5%
2013           0             0.00               0             0.0%                 81.4%                  0.0%              93.5%

--------------------------------------------
(1)   Calculated based on approximate square footage occupied by each tenant.

o The Borrower. The borrower is Library Square Associates, LLC, a single-asset, special-purpose, bankruptcy-remote entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the US Bank Tower Trust Loan. The sponsor of the borrower is MPI, a publicly traded REIT with a market capitalization of $898,000,000. Robert F. Maguire III, the largest shareholder, chairman of the board and Co-Chief Executive Officer of MPI, is an experienced real estate investor. Robert
      F. Maguire III founded MPI's predecessor company, Maguire Partners, in 1965 to own, manage, develop and acquire office properties in the Southern California market. Over its 38-year history, Maguire Partners established a successful record of developing visible class-A buildings. MPI is one of the largest commercial real estate developers and owners headquartered on the West Coast and one of the nation's largest developers of class-A quality office and mixed-use properties. The company specializes in large, architecturally significant projects, and has developed a number of significant projects in Los Angeles County including Wells Fargo Tower, Gas Company Tower, and KPMG Tower. The borrower is affiliated with the borrower under the loan known as Wells Fargo Tower, also an asset of the trust. Maguire Partners, L.P. ("MP LP"), the operating partner of MPI, guaranteed the non-recourse carveouts of the US Bank Tower Loan. In connection with such guaranty, MP LP is required to maintain assets that, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debt, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  US BANK TOWER
--------------------------------------------------------------------------------


o Escrows. The loan documents provide for certain escrows of real estate taxes and insurance. A total of $6,250 was withheld at closing to pay for required repairs at the US Bank Tower Property.

      At closing, the borrower deposited $1,176,120 for then outstanding tenant improvements and leasing commissions ("TI/LC"). From July 1, 2004 through June 1, 2007, the borrower is required to pay $2,500,000 per year into the TI/LC account. The loan documents provide for additional springing reserves in the event that the Net Operating Income (as defined in the Loan Documents) of the US Bank Tower Property is less than $32,000,000, in which case, the borrower is required to pay an additional $2,887,986 per year into the TI/LC account and $260,580 per year in replacement reserves.

      In addition, in the event that the Net Operating Income is less than $32,000,000 on January 1, 2005 and the TI/LC account does not have at least $8,800,000 on deposit, the borrower will be required to deposit the difference in the form of cash or an acceptable letter of credit. If the Net Operating Income is less than $32,000,000 on January 1, 2009, the TI/LC account will be required to have $9,100,000 on deposit or the borrower will be required to deposit the difference in the form of cash or an acceptable letter of credit. In the event that the Net Operating Income is less than $32,000,000 on January 1, 2010, the TI/LC account will be required to have $6,800,000 on deposit or the borrower will be required to deposit the difference in the form of cash or an acceptable letter of credit.

      At closing, the borrower established a $5,999,993 reserve specifically for tenant improvements and leasing commissions related to the US Bancorp space (the "US Bancorp TI/LC Reserve"). In addition, from April 1, 2004 to March 1,2005, the borrower is required to deposit all excess cash flow up to $1,134,928 into the US Bancorp TI/LC Reserve. Also, from January 1, 2006 until December 1, 2006, all excess cash flow up to $1,659,928 will be deposited into the US Bancorp TI/LC Reserve.

o Lock Box and Cash Management. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default). Any amounts in the lender-controlled account after payment of debt service, operating expenses and reserves are required to be returned to the borrower until such time that there is an event of default under the US Bank Tower Trust Loan. Upon the occurrence and during the continuance of an event of default, lender may apply any sums then held pursuant to the cash management agreement to the payment of the debt in any order, in its sole discretion.

o Property Management. Maguire Properties, L.P. (MPI's Operating Partner, the "OP") is the property manager for the US Bank Tower Property. The property manager is affiliated with the borrower. The lender may replace the property manager upon the occurrence and during the continuance of an event of default or in the event of a bankruptcy of the OP. Thereafter, borrower may not enter into any agreement relating to the management of the property with any party without the express written consent of lender. The OP manages all properties owned by MPI and its subsidiaries, which properties contain approximately 12,000,000 sf of office space and 3,000,000 sf of retail space. The management fee is 3% of total annual revenues. Management fees remitted monthly through the cash management system are capped at $83,333.33 per month ($1,000,000 annually). Management fees in excess of the $1,000,000 cap will be remitted to the manager as a subordinated management fee after all debt service, operating expenses and reserves have been paid.

o Mezzanine or Subordinate Indebtedness. There is currently no mezzanine or subordinate indebtedness. The loan documents permit MPI, the OP or any entity holding any direct or indirect interests in MPI or the OP, to pledge their indirect ownership interests in the borrower to any permitted institutional transferee providing a corporate line of credit or other financing to MPI, the OP or any entity holding any direct or indirect interests in MPI or the OP, provided that the indirect interests in the borrower that are pledged as collateral comprise no more than 33% of the total value of the collateral for such line of credit or other financing, and provided that the following conditions are met: (i) no default has occurred and remains uncured and (ii) lender will have received payment of, or reimbursement for, all costs and expenses incurred by lender in connection with such pledges (including, but not limited to, reasonable attorneys' fees and costs and expenses of the rating agencies).

o Terrorism Insurance. The loan documents require the borrower to maintain terrorism insurance. If "certified acts of terrorism" ("Terrorism Acts"), as declared by the United States Government, are now or hereafter excluded from Borrower's comprehensive all risk insurance policy or business income coverage, the borrower is required to obtain an endorsement to such policies, or separate policies, insuring against all such Terrorism Acts, at the borrower's option, either (A) in an amount not less than $300,000,000 on an aggregate basis covering the US Bank Tower Property and all other properties owned by the OP and/or its affiliates as of the closing


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  US BANK TOWER
--------------------------------------------------------------------------------


      date of the US Bank Tower Loan Pair and providing for a deductible not exceeding $1,000,000, or (B) in a total amount not less than $350,000,000 on an aggregate basis covering the US Bank Tower Property and all other properties owned by the OP and/or its affiliates as of the closing date and providing for a deductible of not in excess of 5% of the full replacement value of the US Bank Tower Property (insurance meeting such requirements being referred to as "Full Coverage"). In either case, the endorsement or policy must be (x) in form and substance reasonably satisfactory to lender, and (y) non-cancelable (to the extent such non-cancelable insurance is available in the marketplace). Notwithstanding the requirements stated above, in the event that Full Coverage is not available at a cost of $3,000,000 per year, then borrower must purchase insurance covering Terrorism Acts at the US Bank Tower Property in an amount equal to the principal balance of the US Bank Tower Loan Pair; provided, however, if such coverage is not available at a maximum cost of $3,000,000 per year, the borrower will be required to obtain the greatest amount of coverage for the US Bank Tower Property obtainable at a cost of $3,000,000 per year. See "Risk Factors-Risks Relating to the Underlying Mortgage Loans - The Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely Effect Payments on Your Certificates" in the Prospectus Supplement.






Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  237 PARK AVENUE
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  237 PARK AVENUE
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  237 PARK AVENUE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Property Information

Number of Mortgaged Real Properties                                         1
Location (City/State)                                            New York, NY
Property Type                                                          Office
Size (sf)                                                           1,149,789
Percentage Occupancy as of October 10, 2003                             99.9%
Year Built / Renovated                                            1935 / 1981
Appraisal Value                                                  $460,000,000
Underwritten Occupancy                                                  95.7%
Underwritten Revenues                                             $55,134,042
Underwritten Total Expenses                                       $23,076,861
Underwritten Net Operating Income (NOI)                           $32,057,181
Underwritten Net Cash Flow (NCF)                                  $31,867,494
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                           Mortgage Loan Information

Cut-off Date Principal Balance                                   $119,333,334
Cut-off Date Principal Balance PSF/Unit                                  $259
Percentage of Initial Mortgage Pool Balance                              6.8%
Number of Mortgage Loans                                                    1
Type of Security                                                   Fee Simple
Mortgage Rate                                                          5.786%
Original Term to Maturity (Months)                                         84
Original Amortization Term (Months)                     IO 36; 360 thereafter
Cut-off Date LTV Ratio                                                  64.8%
LTV Ratio at Maturity                                                   61.4%
Underwritten DSCR on NOI                                                 1.53
Underwritten DSCR on NCF                                                 1.52
--------------------------------------------------------------------------------



o The Loan. The mortgage loan (the "237 Park Avenue Trust Loan") is evidenced by a single note and is secured by a first mortgage encumbering the class-A office building located at 237 Park Avenue, New York, New York (the "237 Park Avenue Property"). The 237 Park Avenue Trust Loan represents approximately 6.8% of the initial mortgage pool balance. The 237 Park Avenue Trust Loan was originated on October 10, 2003, has an original principal balance and a principal balance as of the cut-off date of $119,333,334, and an interest rate of 5.786%. The 237 Park Avenue Trust Loan is one of three pari passu notes comprising of a whole mortgage loan with an original principal balance of $298,000,000. The companion loans to the 237 Park Avenue Trust Loan are evidenced by two separate pari passu notes (the "A-2 Note" and the "A-3 Note," collectively, the "237 Park Avenue Pari Passu Companion Loans"), each with a principal balance as of the cut-off date of $89,333,333 and an interest rate of 5.786%. The 237 Park Avenue Pari Passu Companion Loans will not be assets of the trust but are expected to be included in future securitizations. The 237 Park Avenue Trust Loan and the 237 Park Avenue Pari Passu Companion Loans (together, the "237 Park Avenue Loan Pair") are governed by a co-lender agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--Split Loan Structure" and will be serviced pursuant to the terms of the GCCFC 2003-C2 pooling and servicing agreement. The DSCR and LTV on the 237 Park Avenue Trust Loan are 1.52 and 64.8% respectively. The subject financing facilitated the acquisition of the property by the sponsor for a purchase price of $455,000,000. Including escrows, reserves and costs of approximately $40,000,000, the borrower invested approximately $167,000,000 of new cash in the project at origination. Reserves included $16,500,000 for future tenant improvement, leasing commission, and capital costs, as further described below.

      The 237 Park Avenue Trust Loan has an initial term of 84 months and a remaining term of 83 months. The loan requires payments of interest-only for 36 months and then amortizes based on a 360-month schedule. The scheduled maturity date is November 1, 2010. Voluntary prepayment of the 237 Park Avenue Trust Loan is prohibited until August 1, 2010 and permitted thereafter without penalty. Defeasance with United States government obligations is permitted on the earlier of (i) May 1, 2007 and
      (ii) the date that is two years after the closing date of the last securitization of any portion of 237 Park Avenue Loan Pair.

o The Property. The 237 Park Avenue Property is a 21-story, 1,149,789 sf Class-A office building, located in the Park/Lexington submarket of midtown Manhattan in New York, NY. The property was built in 1935 and was redeveloped and expanded in 1981 by Olympia & York. It is designed around a sky-lit center core atrium that spans the full height of the building, which increases the number of offices with windows per floor. There is a total of 1,103,497 sf of office space, 43,830 sf of retail space and 2,462 sf of storage space in the property. Floor sizes range between 55,000 and 62,000 sf, except for the top floor, which contains 25,000 sf. The building does not have actual frontage on Park Avenue, but has entrances on 45th Street, 46th Street and Lexington Avenue. Located in close proximity to Grand Central Station, the property benefits from its access to commuters, and the retail shops and restaurants of Grand Central Station. Additionally, the building contains a 12-car parking garage.

      As of October 10, 2003, the property was 99.9% leased to 28 tenants. The five largest leases in the building represent 95% of the space and include leases to J Walter Thompson Company (40% or 456,132 sf) (the "JWT Lease"), Credit Suisse Asset Management (30% or 343,715 sf), EM Warburg Pincus & Co., Inc. (10% or 111,545 sf) (the "EM Warburg Lease"), International Paper Corp. (10% or 110,800 sf), and Jennison Associates Capital Corporation (5% or 56,040 sf). J Walter Thompson is one of the oldest and largest full-service, global advertising agencies in the world and is a wholly owned subsidiary of the WPP Group Plc ("BBB+" by S&P, "Baa2" by Moody's). Credit Suisse Asset Management, a wholly owned subsidiary of Credit Suisse First Boston USA Inc. ("A+" by S&P, "Aa3" by Moody's), is a leading global asset manager focusing on institutional, investment fund


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  237 PARK AVENUE
--------------------------------------------------------------------------------


      and private client investors, providing investment products and portfolio advice in the Americas, Europe and the Asia-Pacific region. EM Warburg Pincus & Co., Inc. is a global investment banking and private investment counseling company founded in 1939. International Paper Corp. ("BBB" by S&P, "Baa2" by Moody's) produces and distributes printing paper, packaging, forest products, and chemical products. Jennison Associates Capital Corp. is an asset management firm owned by Prudential Financial, Inc. ("A+" by S&P, "A2" by Moody's).

The following table presents certain information relating to the major tenants at the 237 Park Avenue Property:

                                                                Net Rentable             % of Net
Tenant                                        % of Base Rent      Area (sf)           Rentable Area      Date of Lease Expiration
---------------------------------------------------------------------------------------------------------------------------------
J Walter Thompson Company                          24.6%           456,132                39.7%                8/31/2006
Credit Suisse Asset Management                     39.3%           343,175                29.9%               10/31/2014
EM Warburg Pincus & Co., Inc.                      10.8%           111,545                 9.7%               10/31/2009
International Paper Corp.                          10.6%           110,800                 9.6%                9/30/2011
Jennison Associates Capital Corporation             5.3%            56,040                 4.9%               11/30/2011



The following table presents certain information relating to the lease rollover schedule at the 237 Park Avenue Property:


                                                                                                                     Cumulative % of
                                                                                                     % of Base            Base
        Number of Leases    Avg. Base Rent/SF      Total SF    % of Total SF    Cumulative % of           Rent            Rent
Year        Rolling              Rolling           Rolling      Rolling (1)      SF Rolling (1)       Rolling (1)      Rolling (1)
-----------------------------------------------------------------------------------------------------------------------------------
2003           0                      0                0           0.0%               0.0%              0.0%               0.0%
2004           1                  69.36            1,693           0.1%               0.1%              0.3%               0.3%
2005           0                   0.00                0           0.0%               0.1%              0.0%               0.3%
2006           2                  23.89          456,132          39.7%              39.8%             24.6%              24.9%
2007           1                   0.00                1           0.0%              39.8%              0.0%              24.9%
2008           5                  56.11           11,577           1.0%              40.8%              1.5%              26.4%
2009           3                  42.74          111,545           9.7%              50.5%             10.8%              37.1%
2010           2                  66.40            5,382           0.5%              51.0%              0.8%              37.9%
2011           4                  42.38          177,311          15.4%              66.4%             17.0%              54.9%
2012           3                  93.73            4,037           0.4%              66.8%              0.9%              55.8%
2013           1                  51.75              914           0.1%              66.8%              0.1%              55.9%

------------------------------------
(1)   Calculated based on approximate square footage occupied by each tenant.

o Release of Collateral. The 237 Park Avenue Trust Loan permits the release of the air rights above the 237 Park Avenue Property, along with various easements for construction, support and access (the "New Development") from the lien of the mortgage in connection with the future development of a residential tower above the 237 Park Avenue Property, subject to the satisfaction of certain conditions, including, among other things: (i) no event of default, (ii) conveyance of the New Development to a third-party entity which may be affiliated with the sponsor of the borrower, but in which neither the borrower nor the borrower's general partner own any beneficial interest, (iii) lender's approval of the borrower's plan for the construction, design and sales of the New Development, (iv) the New Development is a separate legally subdivided parcel and a separate tax parcel, and (v) confirmation from the rating agencies that the release will not result in a downgrade or withdrawal of the ratings for the certificates. In connection with the New Development, the borrower may elect to convert the 237 Park Avenue Property to a condominium form of ownership with the 237 Park Avenue Property comprising one condominium unit and the New Development comprising one or more condominium units.

o The Borrower. The borrower is 237 Max Park Avenue, L.P., a single-asset, special-purpose, bankruptcy-remote entity; its general partner (which is also a special-purpose, bankruptcy-remote entity) has two independent managers. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 237 Park Avenue Trust Loan. The borrower is directly and indirectly owned by (i) Max 237 JV Partners LLC, which is under common control with Max Capital Management Corporation ("Max Capital"), (ii) Five Mounts Properties Ltd. ("Five Mounts Properties"), and (iii) a joint venture between Citigroup, WGZ-Bank, and DZ Bank AG (the "Equity Syndicate"). Max Capital is owned and controlled by Adam Hochfelder and Anthony Westreich. Max Capital is a prominent, institutionally sponsored real estate owner/operator based in New York, with over $2.7 billion of real estate assets under management. Mr. Adam Hochfelder, Max Capital and Max Capital Management LLC


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]
                                     - 29 -

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  237 PARK AVENUE
--------------------------------------------------------------------------------


      guaranteed the non-recourse carveouts of the 237 Park Avenue Trust Loan. In connection with such guaranty, Mr. Hochfelder is required to maintain $4 million in liquidity and $50 million in net worth. Five Mounts Properties is owned and controlled by Beny Steinmetz, a wealthy international investor based in Amsterdam. Five Mounts Properties has or has had investments in Chelsfield (a London-based public property group), Canary Wharf in London, France-GA (a large portfolio of office buildings located in France), and other real estate investments in the United States, France, Italy, the Czech Republic, and Hungary. The Equity Syndicate is affiliated with the group that syndicated the equity in the loan known as the 150 Fifth Avenue Loan, also an asset of the trust.

o Escrows. The loan documents provide for certain escrows of real estate taxes, insurance and approved operating expenses and provide for collection of replacement reserves. At closing, the borrower deposited $9,750,000 with respect to anticipated re-leasing or renewal costs associated with the JWT Lease into a rollover reserve account. The JWT Lease expires August 31, 2006 with a renewal notification date of February 28, 2004. If J Walter Thompson does not enter into a renewal or extension of the JWT Lease by January 1, 2005, or approved leases have not been executed with replacement tenants by such date, the borrower will be required to deposit up to $550,000 (out of available excess cash flow after payment of debt service, required reserves, operating expenses and required payments under the mezzanine loan) per month for 20 months (up to a total of $11,000,000) to be used for tenant improvement and leasing commissions in connection with the re-leasing of the space occupied by J Walter Thompson. Additionally, at closing, the borrower deposited $5,000,000 into a general rollover reserve, to pay for anticipated re-leasing or renewal costs associated with the EM Warburg Lease (which expires 10/31/09) and other approved leasing expenses at the property (other than approved leasing expenses in connection with the lease to JWT Lease). The borrower is also required to deposit any lease termination payments and security deposits applied or other payments received on account of lease defaults or lease terminations into the general rollover reserve. In addition, if there is less than $5,000,000 on deposit in the general rollover reserve 12 months prior to the expiration of the EM Warburg Lease, the borrower must make additional deposits (out of available excess cash flow after payment of debt service, required reserves, operating expenses and required payments under the mezzanine loan) and replenish the general rollover reserve such that there will be at least $5,000,000 on deposit at the expiration of the EM Warburg Lease. At closing, the borrower deposited $1,190,783 to pay for certain budgeted discretionary and required capital expenditures at the property and $1,750,000 to pay for future capital expenditures at the property. Finally, at closing, the borrower deposited $1,691,191 into an additional rollover reserve to pay for approved leasing expenses incurred in connection with the leases to Revlon, Washington Mutual Bank, Hale & Hearty Soups and Katz Jewelers.

o Lock Box and Cash Management. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within two business days after receipt. On each regularly scheduled payment date, any amounts in the lender-controlled account, after payment of debt service, required reserves and approved operating expenses, are swept into a lockbox account established under the mezzanine loan described below, unless a "237 Park Cash Trap Period" (defined below) is continuing. During a 237 Park Cash Trap Period, all remaining cash (after payment of debt service, reserves, approved operating expenses and the debt service payment due under the mezzanine loan described below) is required to be deposited into a lender controlled cash collateral account (which amounts are to be held as additional collateral and may be applied to the payment of the debt upon an event of default under the 237 Park Avenue Trust Loan). Notwithstanding the foregoing, during a JWT Cash Trap Period (defined below), only a portion of the remaining cash in an amount equal to the JWT Offset Amount (defined below) is deposited into the cash collateral account. A "237 Park Cash Trap Period" will exist if (i) an event of default under the 237 Park Avenue Loan Pair has occurred (and will continue until the event of default has been cured), (ii) as of the last day of any calendar quarter, the DSCR is less than 1.00 (and will continue until the DSCR has been restored to 1.00), or (iii) J Walter Thompson exercises its right under the JWT Lease to withhold base rent (such withheld base rent is the "JWT Offset Amount") in connection with a dispute regarding real estate tax escalation payments (such period, the "JWT Cash Trap Period") (and will continue until such time that J Walter Thompson ceases to exercise such offset right).

o Property Management. Max 237 Management LLC is the property manager for the 237 Park Avenue Property. The property manager is affiliated with the borrower. The lender may replace the property manager upon the occurrence and during the continuance of an event of default under the loan agreement, if the manager is in material default under the management agreement (beyond applicable notice and cure periods), or upon the gross negligence, malfeasance or willful misconduct of the manager. Max 237 Management LLC manages a portfolio of 5,500,000 sf, and has managed the 237 Park Avenue Property for four years.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  237 PARK AVENUE
--------------------------------------------------------------------------------

      Management fees are equal to the greater of 1.5% of total revenues at the property or $75,000 per month. The manager also collects a leasing commission equal to a percentage of fixed rent payable by a tenant during the initial term of the lease.

o Mezzanine or Subordinate Indebtedness. Concurrent with the origination of the 237 Park Avenue Trust Loan, the mortgage loan seller originated a $30,000,000 mezzanine loan to 237 Park Mezz, L.P., the 99.5% limited partner of the borrower and the 100% owner of the borrower's general partner (the "Senior Borrower GP"). The mezzanine loan is coterminous with the 237 Park Avenue Trust Loan. As of the cutoff date, the principal balance on the mezzanine loan is $30,000,000. The interest rate under the mezzanine loan is 5.786%. The mezzanine loan is interest-only for 36 months and then amortizes based on a 30-year schedule. The mezzanine loan is subject to cash management controls as set forth in the loan agreement for such mezzanine loan. The mezzanine loan was assigned to Teacher's Insurance and Annuity Association, which entity executed an intercreditor agreement between it and the senior lender. The mezzanine loan is secured by a pledge of the equity interests in the senior borrower and the Senior Borrower GP. Under the mezzanine loan documents and the intercreditor agreement, the mezzanine lender possesses the right to cure a default under the senior loan documents. In addition, if there is a default under the senior loan documents, the mezzanine lender may purchase the senior loan at par. The senior lender may not amend the senior loan documents without the consent of the holder of the mezzanine loan if the amendment increases the interest rate or principal amount of the senior loan, modifies the maturity date, or otherwise amends certain specified terms. Upon the occurrence of an event of default under the mezzanine loan documents, the mezzanine lender may foreclose upon the partnership and membership interests in the senior borrower and the Senior Borrower GP, which would result in a change of control with respect to the senior borrower and could result in a change in the management of the 237 Park Avenue Property. Transfer of the mezzanine lender's interest in the mezzanine loan is governed by the terms of the intercreditor agreement, which prohibits transfers of more than 49% of the mezzanine lender's interest in the mezzanine loan unless such transfer is to a "qualified transferee" under the intercreditor agreement or rating agency approval has been obtained.

o Terrorism Insurance. The loan documents require the borrower to maintain terrorism insurance. The property is insured for terrorism damage up to $700,000,000 (inclusive of business interruption and rent loss coverage for a 18-month indemnity period). On future annual renewals, terrorism insurance must be maintained subject to premium limits equal to 125% of the aggregate property insurance premiums for the prior year. See "Risk Factors-Risks Relating to the Underlying Mortgage Loans - The Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely Effect Payments on Your Certificates" in the Prospectus Supplement.





Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  1801 K STREET
--------------------------------------------------------------------------------



                                [GRAPHIC OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  1801 K STREET
--------------------------------------------------------------------------------



                                [GRAPHIC OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  1801 K STREET
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              Property Information

Number of Mortgaged Real Properties                                    1
Location (City/State)                                     Washington, DC
Property Type                                                     Office
Size (sf)                                                        563,795
Percentage Occupancy as of August 23, 2003                         98.4%
Year Built                                                          1972
Appraisal Value                                             $187,000,000
Underwritten Occupancy                                             94.7%
Underwritten Revenues                                        $21,975,207
Underwritten Total Expenses                                   $7,129,681
Underwritten Net Operating Income (NOI)                      $14,845,526
Underwritten Net Cash Flow (NCF)                             $13,751,206
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                           Mortgage Loan Information

Cut-off Date Principal Balance                              $117,115,625
Cut-off Date Principal Balance PSF/Unit                             $230
Percentage of Initial Mortgage Pool Balance                         6.6%
Number of Mortgage Loans                                               1
Type of Security                                              Fee Simple
Mortgage Rate                                                     5.578%
Original Term to Maturity (Months)                                    84
Original Amortization Term (Months)                IO 24; 360 thereafter
Cut-off Date LTV Ratio                                             69.2%
LTV Ratio at Maturity                                              64.4%
Underwritten DSCR on NOI                                            1.67
Underwritten DSCR on NCF                                            1.55
--------------------------------------------------------------------------------



o The Loan. The mortgage loan (the "1801 K Street Trust Loan") is evidenced by a single note and is secured by a first mortgage encumbering the class-A office building located at 1801 K Street, Washington, D.C. (the "1801 K Street Property"). The 1801 K Street Trust Loan represents approximately 6.6% of the initial mortgage pool balance. The 1801 K Street Trust Loan was originated on August 22, 2003, has an original principal balance and a principal balance as of the cut-off date of $117,115,625, and an interest rate of 5.578%. The 1801 K Street Trust Loan is one of two pari passu notes comprising a whole mortgage loan with an original principal balance of $129,487,500. The companion loan to the 1801 K Street Trust Loan is evidenced by a pari passu note (the "1801 K Street Pari Passu Companion Loan"), with a principal balance as of the cut-off date of $12,371,875 and an interest rate of 5.578%. The 1801 K Street Pari Passu Companion Loan will not be an asset of the trust but is anticipated to be included in a future securitization. The 1801 K Street Trust Loan and the 1801 K Street Pari Passu Companion Loan (together, the "1801 K Street Loan Pair") are governed by a co-lender agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--Split Loan Structure" and will be serviced pursuant to the terms of the GCCFC 2003-C2 pooling and servicing agreement. The DSCR and LTV on the 1801 K Street Trust Loan are 1.55 and 69.2% respectively. The subject financing facilitated the acquisition of the 1801 K Street Property from Teachers Insurance and Annuity Association ("TIAA") for a purchase price of $181,750,000. Including escrows, reserves, and closing costs, the borrower invested approximately $33,000,000 of new cash in the project at acquisition. The sponsor of the borrower delivered a leasing cost guaranty in an amount equal to 125% of the annual amount of leasing expenses at the 1801 K Street Property.

      The 1801 K Street Trust Loan has an initial term of 84 months and a remaining term of 81 months. The loan requires payments of interest-only for the first 24 months then amortizes over a 360-month schedule. The scheduled maturity date is September 1, 2010. Voluntary prepayment of the 1801 K Street Trust Loan is prohibited until July 1, 2010 and permitted thereafter without penalty. Defeasance with United States government obligations is permitted beginning two years after the securitization closing date.

o The Property. The 1801 K Street Property is a 12-story, 563,795 sf Class-A office building, located in the "Golden Triangle" section of Washington, D.C.'s central business district. The L-shaped building was built in 1972 and takes up the entire city block between K and L Streets. The floor plates are large at 40,000 sf. The building contains a three-level, below-grade attended parking facility, with capacity for 353 cars.

      As of August 23, 2003, the property was 98.4% leased to 24 tenants. The three largest tenants occupying the building are Young & Rubicam, L.P. (61,048 sf; parent WPP Group Plc rated "BBB+" by S&P, "Baa2" by Moody's), Bank of America N.A. (54,845 sf; "A+" by S&P, "Aa2" by Moody's) and The Society of Plastics Industry, Inc. (42,773 sf). Young & Rubicam is a global marketing and communications organization, with integrated services in advertising, database marketing and customer relationship management. Young & Rubicam is headquartered in New York and has 539 offices in 80 countries worldwide. Bank of America N.A. is the North American holding company for Bank of America Inc., a bank holding company and financial holding company. The Society of Plastics is a trade association representing the plastics manufacturing industry.

      The largest tenant at the 1801 K Street Property, Arter & Hadden (a Cleveland-based law firm) is in dissolution and is winding up its affairs. The tenant had been subletting 52.6% of its space. The borrower is in the process of attempting to convert these subleases into formal tenant leases. A Starwood entity, SOF-VI U.S. Holdings, L.L.C. ("SOF-VI"), has executed a master lease with respect to the entirety of the spaced demised under the lease with Arter & Hadden, which contains the same economic terms


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  1801 K STREET
--------------------------------------------------------------------------------

      and the same expiration date as the Arter & Hadden lease. To the extent that the borrower enters into any new direct lease with a tenant covering a portion of the space demised under the master lease (including any existing sublease that becomes a direct lease), the obligations of SOF-VI under the master lease will be reduced accordingly.

   The following table presents certain information relating to the major tenants (other than SOF-VI under the master lease) at the 1801 K Street
Property:

                                                         Net Rentable          % of Net
      Tenant                      % of Base Rent           Area (sf)         Rentable Area           Date of Lease Expiration
-----------------------------------------------------------------------------------------------------------------------------
Young & Rubicam                      11.23%                 61,048              10.83%                      10/31/2006
Bank of America                      10.85%                 54,845               9.73%                      12/31/2010
The Society of                        7.24%                 42,773               7.59%                      12/31/2007
Plastics



    The following table presents certain information relating to the lease rollover schedule at the 1801 K Street Property:


                                                                                                                     Cumulative % of
                                                                                                     % of Base            Base
        Number of Leases    Avg. Base Rent/SF      Total SF    % of Total SF    Cumulative % of           Rent            Rent
Year        Rolling              Rolling           Rolling      Rolling (1)      SF Rolling (1)       Rolling (1)      Rolling (1)
-----------------------------------------------------------------------------------------------------------------------------------
2003           0                   0.00                  0          0.0%               0.0%              0.0%             0.0%
2004           2                  37.67              2,096          0.4%               0.4%              0.4%             0.4%
2005           2                  34.68             31,543          5.6%               6.0%              5.6%             6.0%
2006           8                  38.36            160,138         28.4%              34.4%             31.3%            37.2%
2007           4                  34.77            132,206         23.4%              57.8%             23.4%            60.6%
2008           4                  38.39             58,367         10.4%              68.2%             11.4%            72.0%
2009           1                  21.25             37,733          6.7%              74.9%              4.1%            76.1%
2010           4                  37.29            125,333         22.2%              97.1%             23.8%            99.9%
2011           0                   0.00                  0          0.0%              97.1%              0.0%            99.9%
2012           1                  23.98                827          0.1%              97.2%              0.1%           100.0%

-------------------------
(1)   Calculated based on approximate square footage occupied by each tenant.

o The Borrower. The borrower is 1801 K Street Investors, L.L.C., a single-asset, special-purpose, bankruptcy-remote entity (including an independent director/manager). Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1801 K Street Trust Loan. The sponsor of the borrower is Starwood Global Opportunity Fund VI-A, L.P., a fund with $387,000,000 of committed equity capital and one of 4 affiliated funds (VI-B, VI-D and VI-F) with a combined $567,000,000 of committed equity capital. The combined Starwood Global Opportunity Fund VI is one of six investment funds of Starwood Capital Group LLC, a privately held investment management firm located in Greenwich, Connecticut, that specializes in global real estate-related investments on behalf of select private and institutional investor partners. Founded in 1991, Starwood is one of the nation's most active real estate investors having acquired a highly diversified portfolio totaling more than $7.5 billion in real estate assets. SOF-VI guaranteed the non-recourse carveouts of the 1801 K Street Trust Loan. In connection with such guaranty, SOF-VI is required to maintain $5,000,000 in liquidity and $100,000,000 in net worth.

o Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for collection of replacement reserves. At closing, the borrower deposited $166,666.67 into the rollover reserve. In addition, each month, to the extent there is available excess cash (i.e., after payment of debt service, required reserves, operating expenses and required payments under the mezzanine loan described below), the excess cash will be deposited into the rollover reserve for tenant improvements and leasing commissions in an amount equal to one-twelfth of the following amounts: $2,000,000 for the first loan year ($166,666.66/month); $900,000 for the second loan year ($75,000/month); $1,400,000 for the third loan year ($116,666.66/month); $3,800,000 for the fourth loan year ($316,666.66/month); $2,100,000 for the fifth loan year ($175,000/month);
      $2,000,000 for the sixth loan year $166,666.66/month); $2,000,000 for the seventh loan year $166,666.66/month); and $1,600,000 for the eighth loan year ($133,333.33/month), each of which is subject to recalculation by the lender. Pursuant to a Guaranty of Leasing Expenses, the borrower's sponsor executed a guaranty covering the payment of all leasing expenses at the 1801 K Street Property, capped at 125% of the foregoing annual amounts (as each of the same may be recalculated by the lender). The borrower is also required to deposit any lease termination payments and security deposits applied


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

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Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  1801 K STREET
--------------------------------------------------------------------------------

      or other payments received on account of lease defaults or lease terminations into the rollover reserve. In addition, (i) $412,500 was escrowed at closing to be utilized for certain required repairs at the 1801 K Street Property, (ii) $665,676 was escrowed at closing to reimburse the borrower for payments under a contract relating to caulking and polishing at the 1801 K Street Property and (iii) the borrower is required to make monthly deposits, each in the amount of one-twelfth of the product obtained by multiplying $0.20 by the aggregate number of rentable square feet at the 1801 K Street Property, to pay for future capital expenditures at the 1801 K Street Property. See Annex A to the prospectus supplement for information regarding escrow reserves.

o Lock Box and Cash Management. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within two business days after receipt. On each regularly scheduled payment date, any amounts in the lender-controlled account, after payment of debt service, required reserves and approved operating expenses, are swept into a lockbox account established under the mezzanine loan described below, unless an "1801 K Street Cash Trap Period" (defined below) is continuing. During an 1801 K Street Cash Trap Period, all remaining cash (after payment of debt service, reserves, approved operating expenses and required payments due under the mezzanine loan described below) is required to be deposited into a cash collateral account (which, at lender's discretion, may be applied to the debt upon an event of default under the 1801 K Street Trust Loan (in which case such prepayment of principal will be subject to the yield maintenance premium) or in the event that the DSCR thresholds described below are not met for two consecutive calendar quarters (in which case such prepayment of principal will be without the yield maintenance premium)). An "1801 K Street Cash Trap Period" will exist if (i) an event of default under the 1801 K Street Trust Loan has occurred (and will continue until the event of default has been cured) or (ii) as of the last day of any calendar quarter, the DSCR is less than (x) 1.43 through September 30, 2006, and (y) 1.61 thereafter (and will continue until the DSCR threshold has been restored for (x) one calendar quarter with respect to the first 1801 K Street Cash Trap Period and (y) two calendar quarters with respect to any 1801 K Street Cash Trap Period thereafter. Upon the termination of an 1801 K Street Cash Trap Period, all amounts then on deposit in the cash collateral account will be returned to the borrower.

o Property Management. Woodmark Real Estate Services, Inc. ("Woodmark") is the property manager for the 1801 K Street Property. An entity controlled by the property manager has a minority (1.56%), non-controlling, indirect interest in the borrower. The lender may replace the property manager upon the occurrence and during the continuance of an event of default under the loan agreement, if the manager is in default under the management agreement, or upon the gross negligence, malfeasance or willful misconduct of the manager, or if the DSCR at the end of any two consecutive calendar quarters is less than 1.37. Woodmark is a full service real estate management organization headquartered in Washington, D.C., offering its clients property management, brokerage and investment services, including construction management and investment sales. Formed in 1995, Woodmark is the 15 t h largest property manager out of 150 management companies in Washington, D.C., with 3.2 million sf under management. Management fees are 1.25% of monthly gross income from the 1801 K Street Property.

o Mezzanine or Subordinate Indebtedness. Concurrent with the origination of the 1801 K Street Trust Loan, the mortgage loan seller originated a $25,000,000 mezzanine loan to 1801 K Street Associates, L.L.C., the sole member of the borrower. As of the cutoff date, the principal balance of the mezzanine loan is $25,000,000. The mezzanine loan is coterminous with the 1801 K Street Trust Loan. The interest rate under the mezzanine loan is equal to 5.578%. The mezzanine loan is interest-only for 24 months and then amortizes based on a 30-year schedule. The mezzanine loan is subject to cash management controls as set forth in the loan agreement for such mezzanine loan. The mezzanine loan was assigned to TIAA, which executed a standard intercreditor agreement between it and the senior lender. The mezzanine loan is secured by a pledge of the equity interests in the borrower. Under the mezzanine loan documents and the intercreditor agreement, the mezzanine lender has the right to cure a default under the senior loan documents and, if there is a default under the senior loan documents, the mezzanine lender has the right to purchase the senior loan at par. The senior lender may not amend the senior loan documents if the amendment would increase the interest rate or principal amount of the senior loan, modify the maturity date, or otherwise amend certain specified terms. Upon the occurrence of an event of default under the mezzanine loan documents, the mezzanine lender may foreclose upon the membership interests in the borrower, which would result in a change of control with respect to the borrower and could result in a change in the management of the 1801 K Street Property. Transfer of the mezzanine lender's interest in the mezzanine loan is governed by the terms of the intercreditor agreement, which prohibits transfers of more than 49% of the mezzanine lender's interest in the mezzanine loan unless such transfer is to a "qualified transferee" under the intercreditor agreement or rating agency approval has been obtained.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -  1801 K STREET
--------------------------------------------------------------------------------

o Terrorism Insurance. The loan documents require the borrower to maintain terrorism insurance. The property is insured for terrorism damage up to $300,000,000 (inclusive of business interruption and rent loss coverage for a 12-month indemnity period). On future annual renewals, terrorism insurance may be maintained as part of a blanket policy covering other properties owned by the borrower sponsor, provided that no other property (besides the 1801 K Street Property) located in the Washington, D.C. business district may be added to the blanket policy unless the aggregate amount of insurance coverage is increased by an amount acceptable to lender. See "Risk Factors-Risks Relating to the Underlying Mortgage Loans
      - The Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely Effect Payments on Your Certificates" in the Prospectus Supplement.





Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -   BROADWAY MALL
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -   BROADWAY MALL
--------------------------------------------------------------------------------




                               [GRAPHIC OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -   BROADWAY MALL
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Property Information

Number of Mortgaged Real Properties                                      1
Location (City/State)                                      Hicksville, N Y
Property Type                                                       Retail
Size (sf)                                                        1,050,620
Percentage Occupancy as of November 1, 2003                          97.3%
Year Built/Renovated                                             1956/2001
Appraisal Value                                               $124,800,000
Underwritten Occupancy                                             97.10 %
Underwritten Revenues                                          $21,242,610
Underwritten Total Expenses                                    $10,921,192
Underwritten Net Operating Income (NOI)                        $10,321,418
Underwritten Net Cash Flow (NCF)                                $9,862,599
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                           Mortgage Loan Information

Cut-off Date Principal Balance                                 $97,000,000
Cut-off Date Principal Balance PSF/Unit                                $92
Percentage of Initial Mortgage Pool Balance                           5.5%
Number of Mortgage Loans                                                 1
Type of Security                                                Fee Simple
Mortgage Rate                                                       6.420%
Original Term to Maturity (Months)                                     120
Original Amortization Term (Months)                  IO 5 / 356 thereafter
Cut-off Date LTV Ratio                                               77.7%
LTV Ratio at Maturity                                                67.0%
Underwritten DSCR on NOI                                              1.41
Underwritten DSCR on NCF                                              1.35
--------------------------------------------------------------------------------

o The Loan. The mortgage loan (the "Broadway Mall Loan") is evidenced by a single note and is secured by a first mortgage encumbering a Class-A regional shopping mall located in Hicksville, New York in west-central Long Island (the "Broadway Mall Property"). The Broadway Mall Loan represents approximately 5.5% of the initial mortgage pool balance. The Broadway Mall Loan was originated on June 5, 2003, has an original principal balance and a principal balance as of the cut-off date of $97,000,000, and an interest rate of 6.42%. The initial funding of the Broadway Mall Loan occurred on June 5, 2003 for $94,000,000, while the final funding of $3,000,000 occurred on December 1, 2003. The DSCR and LTV on the Broadway Mall Loan are 1.35 and 77.7%, respectively. The proceeds of the Broadway Mall Loan were used to refinance existing debt on the Broadway Mall Property, fund reserves under the Broadway Mall Loan, and pay transaction costs.

      The Broadway Mall Loan has an initial term of 120 months and a remaining term of 115 months. The loan requires payments of interest-only for the first five months and then amortizes on a 356-month schedule. The scheduled maturity date is July 1, 2013. Voluntary prepayment of the Broadway Mall Loan is prohibited until April 1, 2013 and permitted thereafter without penalty. Defeasance with United States government obligations is permitted beginning January 1, 2006.

o The Property. The Broadway Mall Property is an enclosed regional shopping mall with three anchors and 104 stores with a gross leasable area of 1,050,620 sf. The Broadway Mall Property is located in densely populated Nassau County approximately 1/2 mile south of Exit 41S on the Long Island Expressway. The Broadway Mall Property is anchored by a 300,555 sf Macy's department store (a subsidiary of Federated Department Stores, rated "BBB+" by S&P, "Baa1" by Moody's), a 274,542 sf IKEA, and a 74,550 Broadway Multiplex movie theater. The IKEA store at the Broadway Mall Property is the only IKEA store on Long Island and under terms of its lease it is prohibited from opening another store in Nassau County. The Broadway Mall Property has a partial second floor, a 500-seat food court and a 12-screen movie theater. Excluded from the collateral for the Broadway Mall Loan is a former JC Penney store that the borrower ground-leased to an affiliate, which has in turn subleased the space to Target ("A+" by S&P, "A2" by Moody's) (the "Target Parcel"). In January 2003, Target took possession of the site and anticipates opening a 139,840 sf Target Greatland in 2004. Target has received site plan approval to begin construction of its store. The Target Lease is structured with a put-call provision exercisable after the parcel is subdivided that allows the tenant to purchase, or the borrower to force the sale, of the Target Parcel from the borrower for $15,000,000. The Mortgage Loan Seller provided a separate, $13,000,000 floating rate loan to the borrower affiliate secured by a leasehold interest in the Target Lease.

      Originally built in 1956 as an open-air shopping center, the Broadway Mall Property was enclosed in 1968 and completely renovated in 2001. Since acquiring the Broadway Mall Property in June 2001, GG&A, (the sponsor of the borrower, as defined below), has leased-up in-line space, replaced JC Penney with Target and created mall entrances for Macy's and IKEA in order to promote cross-traffic with in-line retailers. There is also a freestanding Sears store across the street from the Broadway Mall Property (whose owner is not affiliated with the borrower of the Broadway Mall
      Loan) that has sales in excess of $55,000,000 per year. As of November 1, 2003, the property is 97.3% occupied.

      In-line tenants report average sales of $335 psf. Occupancy costs, based on underwritten rent and recoveries, are approximately 13.3% for in-line space (based on comparable sales, which include tenants that have reported a full year of sales through September 2003). In 2001, Federated Department Stores, Inc. ("Federated") converted the Stern's at the property to a Macy's at a cost of $6,000,000 dollars that included enhancing the store's entrances into the mall. The lease with Macy's provides that the store must


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -   BROADWAY MALL
--------------------------------------------------------------------------------

      be operated as a Macy's through 2011 and as a Federated department store through 2017. IKEA has been a tenant at the Broadway Mall Property for 14 years and reported sales of approximately $100,000,000 in 2002, though IKEA is not required to pay percentage rent. IKEA just completed a reconfiguration of their space at a cost of $20,000,000. The theater is leased and operated by an affiliate of National Amusements, Inc. (parent company of Viacom, CBS and Paramount). The company owns and operates over 1,390 movie screens worldwide.

      The Broadway Mall Property is located in Hicksville, Nassau County, New York, in west-central Long Island. The Broadway Mall Property is located on NY State Route 106/107, approximately 1/2 mile south of the Long Island Expressway and the Northern State Parkway, the two primary east-west highways serving the northern half of Long Island. The Broadway Mall Property lies in a densely populated area of Long Island with average household incomes exceeding $90,000 per year. The average 2002 household income within a five-mile radius of the property is $118,359.

      The following table presents certain information relating to the major tenants at the Broadway Mall Property:


                                                         Net Rentable          % of Net
      Tenant                      % of Base Rent           Area (sf)         Rentable Area           Date of Lease Expiration
-----------------------------------------------------------------------------------------------------------------------------
Macy's                                3.39%                 300,555            28.61%                        1/1/2017
IKEA                                 14.03%                 274,542            26.13%                       9/19/2088
Broadway Multiplex                    9.97%                  74,550             7.10%                       1/31/2015



      The following table presents certain information relating to the lease rollover schedule at the Broadway Property:

                                                                                                                     Cumulative % of
                                                                                                     % of Base            Base
        Number of Leases    Avg. Base Rent/SF      Total SF    % of Total SF    Cumulative % of           Rent            Rent
Year        Rolling              Rolling           Rolling      Rolling (1)      SF Rolling (1)       Rolling (1)      Rolling (1)
-----------------------------------------------------------------------------------------------------------------------------------
2003            5                 12.50             8,822          0.8%                0.8%              0.8%             0.8%
2004            3                 30.72             6,514          0.6%                1.5%              1.5%             2.3%
2005            6                 23.59            30,220          2.9%                4.3%              5.4%             7.7%
2006            9                 37.26            12,486          1.2%                5.5%              3.5%            11.2%
2007           12                 34.33            18,209          1.7%                7.3%              4.7%            15.9%
2008           13                 25.86            46,939          4.5%               11.7%              9.2%            25.1%
2009           16                 39.28            54,082          5.1%               16.9%             16.0%            41.1%
2010            7                 22.17            20,322          1.9%               18.8%              3.4%            44.5%
2011           11                 25.90            64,888          6.2%               25.0%             12.7%            57.2%
2012            4                 13.44            26,255          2.5%               27.5%              2.7%            59.8%
2013            9                 30.16            24,907          2.4%               29.9%              5.7%            65.5%

-------------------------
(1)   Calculated based on approximate square footage occupied by each tenant.

o Release of Collateral. After January 1, 2006, the loan documents permit the release of 2.438 acres of vacant, unimproved land at the Broadway Mall Property to which the appraisal ascribed a value of $600,000. To obtain such release, the borrower must partially defease the Broadway Mall Loan in the amount of $917,000 and provide evidence acceptable to the lender that, among other things, (i) the portion to be released is a separate tax parcel and (ii) the release will not materially affect the Broadway Mall Property with respect to, among other things, parking and access. Additionally, the Target Parcel may be released from the lien of the mortgage for nominal consideration in connection with a transfer of the Target Parcel to the tenant pursuant to Target's exercise of its purchase option, subject to, among other things, (i) evidence that the Target Parcel is a separate tax parcel, and (ii) receipt by the lender of a reciprocal easement and operating agreement between the borrower and the transferee of the Target Parcel.

o The Borrower. The borrower is GG&A Broadway Partners, LLC, a single-member, single-purpose, single-asset, bankruptcy-remote entity with an independent director. Legal counsel to the borrower has delivered a non-consolidation opinion in connection with the origination of the Broadway Mall Loan. The sponsor of the borrower is Gregory Greenfield & Associates ("GG&A"), a real estate investment and development company founded in 1988. Currently, the company oversees a portfolio of 14 regional malls, comprising over 10 million sf, with an aggregate value in excess of $750,000,000. Based on its current outstanding debt of approximately $575,000,000, GG&A (and its limited partners) has implied equity of over $275,000,000. The principals of the


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -   BROADWAY MALL
--------------------------------------------------------------------------------

      company were previously senior officers of Compass Retail, Inc., formerly a national, regional mall management, leasing, and development organization. Gregory Greenfield & Associates, Ltd. and Gregory Greenfield guaranteed the non-recourse carveouts of the Broadway Mall Loan. In connection with such guaranty, Gregory Greenfield & Associates, Ltd. is required to maintain $1,500,000 in liquidity, $1,500,000 in net worth, and $15,000,000 current market value of its assets. The individual liability of Gregory Greenfield under such guaranty is limited to $1,000,000.

o Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for collection of replacement reserves of $9,383 per month. At closing, the borrower deposited $650,000 into a rollover reserve account for payment of tenant improvements and leasing commissions, while an additional $1,500,000 was added to the reserve on December 1, 2003 as part of the second funding. The borrower is also required to make monthly deposits of $41,667 into the rollover reserve account, provided that the monthly deposits are not required when there is at least $2,350,000 in the account. The borrower is also required to deposit into the rollover reserve any payments received for lease terminations and liquidations of security deposits from defaulted tenants (provided that any such amounts deposited will not be counted towards the $2,200,000 cap described above). At closing, the borrower also deposited $205,000 into a reserve for required repairs to the property, $375,000 into a reserve for costs under an outstanding signage contract, and $1,200,000 into a reserve for approved leasing expenses with respect to three specific leases.

o Lock Box and Cash Management. The Broadway Mall Loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default), within one business day after receipt. All funds from the lender-controlled account are transferred, within one business day of receipt, to an account controlled by Borrower, unless a "Cash Management Period" is in effect. A "Cash Management Period" commences upon: (i) the stated maturity date, (ii) an event of default under the loan documents, (iii) if, as of the end of any calendar quarter (a "Calculation Date"), the debt service coverage ratio is less than 1.15 or (iv) if, at any time subsequent to December 1, 2005, Target Corporation ceases to operate a department store on the Target Parcel (excluding a temporary cessation of business due to casualty) (a "Target Cash Management Period"). A Cash Management Period ends upon (A) with respect for the matters described in clause (ii) above, such event of default has been cured and no other event of default has occurred and is continuing or (B) with respect to the matter described in clause (iii) above, lender has determined that the property has achieved a debt service coverage ratio of at least 1.15 for two consecutive Calculation Dates or
      (C) with respect to a Target Cash Management Period, (1) both Macy's and IKEA are then operating in their respective premises and (2) either (x) Target Corporation (or its successor or subtenant) resumes operations in the Target Parcel (or a portion thereof covering at least 80,000 sf for a period of six consecutive months) or (y) Borrower has entered into a new anchor lease covering a minimum of 100,000 rentable sf and such new anchor tenant has taken occupancy and has been open for business for a period of six consecutive months. Alternatively, with respect to a Target Cash Management Period, such Target Cash Management Period shall also end if
      (i) for four consecutive Calculation Dates subsequent to June 30, 2009, the underwritten debt service coverage ratio is at least 1.30 and (ii) both Macy's and IKEA are then operating in their respective premises. During the continuance of a Cash Management Period, funds in the lock box will be swept on a daily basis into an account controlled by the lender and applied to pay debt service, operating expenses, and any required reserves under the loan documents. In addition, during the continuance of a Cash Management Period, all available cash after payment of debt service, required reserves and operating expenses are held as additional cash collateral for the debt.

o Property Management. Jones Lang LaSalle Americas, Inc. is the property manager for the Broadway Mall Property. Jones Lang LaSalle is not affiliated with the borrower. Jones Lang LaSalle, Incorporated (NYSE:
      JLL), formerly LaSalle Partners Incorporated, is a full-service real estate services company that manages approximately 700 million sf of property, provides investment management services for $23 billion of assets, and provides hotel acquisition, disposition, strategic advisory and valuation, corporate property services, development services, project management, tenant and agency leasing, investment disposition, acquisition, financing and capital placement services on a local, regional and global basis from offices in over 35 countries on five continents. The lender may replace the property manager (i) if an event of default under the Broadway Mall Loan has occurred and is continuing, (ii) if an event of default under the management agreement has occurred and is continuing, or
      (iii) upon the gross negligence, malfeasance or willful misconduct of the property manager. The property manager receives a management fee equal to 3% of the gross revenues, but in no event less than $29,167 per month. The property manager is also entitled to a leasing fee equal to 2.5% (for renewals and relocations) or 5% (for new leases) of the base rent payable during the


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS -   BROADWAY MALL
--------------------------------------------------------------------------------

      initial term of the lease. Additionally, the property manager is entitled to a specialty licensing commission equal to 10% of revenues up to $800,000, and 20% of revenues above $800,000.

o     Mezzanine or Subordinate Indebtedness. None.

o Terrorism Insurance. The Broadway Mall Property is insured against acts of terrorism as part of its all-risk property insurance. The loan documents require the borrower to maintain terrorism insurance for 100% of the full replacement cost of the improvements of the Broadway Mall Property, over the term of the Broadway Mall Loan. The Broadway Mall Loan is currently insured for the full property coverage of $125,000,000. See "Risk Factors-Risks Relating to the Underlying Mortgage Loans - The Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely Effect Payments on Your Certificates" in the Prospectus Supplement.

o Environmental Insurance. The environmental report prepared in connection with the origination of the Broadway Mall Loan identified certain potential environmental concerns at the Broadway Mall Property. The consultant estimated that clean-up costs would not exceed $350,000. The borrower purchased (prepaid the premium in full) an environmental insurance policy issued by Chubb Custon Insurance Co ("AA" by S&P, "Aa2" by Moody's), which policy has a $10,000 deductible and a 15-year policy term. In the event of a default and the discovery of "environmental damage" (as defined in the policy), the insurer is required to pay the lesser of the outstanding balance of the Broadway Mall Loan or the cost to remediate the environmental damage, up to $1,000,000 in the aggregate. For a more detailed description of the environmental insurance policy, please see the description in the prospectus supplement under "Risk Factors - Risks Relating to the Underlying Mortgage Loans - Lending on Income Producing Properties Entails Environmental Risks."


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS  -  PINNACLE
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS  -  PINNACLE
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS  -  PINNACLE
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              Property Information

Number of Mortgaged Real Properties                                        1
Location (City/State)                                            Burbank, CA
Property Type                                                         Office
Size (sf)                                                            392,899
Percentage Leased as of November 1, 2003                               90.8%
Year Built                                                              2002
Appraisal Value                                                 $145,000,000
Underwritten Occupancy                                                 90.8%
Underwritten Revenues                                            $15,841,168
Underwritten Total Expenses                                       $4,176,893
Underwritten Net Operating Income (NOI)                          $11,664,275
Underwritten Net Cash Flow (NCF)                                 $11,552,555
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                           Mortgage Loan Information

Cut-off Date Principal Balance                                   $86,100,000
Cut-off Date Principal Balance PSF/Unit                                 $219
Percentage of Initial Mortgage Pool Balance                             4.9%
Number of Mortgage Loans                                                   1
Type of Security                                                  Fee Simple
Mortgage Rate                                                          5.29%
Original Term to Maturity (Months)                                       120
Original Amortization Term (Months)                            Interest Only
Cut-off Date LTV Ratio                                                 59.4%
LTV Ratio at Maturity                                                  59.4%
Underwritten DSCR on NOI                                                2.56
Underwritten DSCR on NCF                                                2.54
--------------------------------------------------------------------------------

o The Loan. The mortgage loan (the "Pinnacle Loan") is evidenced by a single note and is secured by a first mortgage encumbering a 392,899 sf class-A office building located in Burbank, California (the "Pinnacle Property"). The Pinnacle Loan represents approximately 4.9% of the initial mortgage pool balance. The Pinnacle Loan was originated on November 21, 2003, has a principal balance as of the cut-off date of $86,100,000 and an interest rate of 5.29%. The DSCR and LTV on the Pinnacle Loan are 2.54 and 59.4%, respectively. The Pinnacle Loan proceeds financed the acquisition of the Pinnacle Property for $143,500,000 on November 21, 2003. Approximately $63,900,000 (40% of purchase price plus reserves and closing costs) of equity was contributed to the acquisition.

      The Pinnacle Loan has an initial and remaining term of 120 months. The loan requires payments of interest-only for its entire term. The scheduled maturity date is December 1, 2013. Voluntary prepayment of the Pinnacle Loan is permitted in whole (but not in part), provided that with respect to any prepayment made before September 1, 2013, the borrower will be required to pay a yield maintenance premium calculated by taking the net present value of the remaining loan payments discounted at an applicable treasury rate (as described in the loan documents), but in no event less than 8% of the repaid principal amount. From and after September 1, 2013, the Pinnacle Loan may be prepaid without penalty. Defeasance with United States government obligations is permitted beginning January 1, 2006, after which time borrower has the option to either defease or prepay the Pinnacle Loan in full.

o The Property. Completed in 2002, the Pinnacle Property is a 392,899 square foot, Class A office building located in the heart of the Burbank Media District immediately adjacent to the Ventura (134) Freeway. The Pinnacle Property, with panoramic views of the San Fernando Valley, contains six floors with average floor plates of 65,000 sf. The Pinnacle Property also includes a four-level subterranean parking structure that provides 1,224 parking spaces (3.1 spaces per 1000). Tenants at the Pinnacle Property have access to numerous amenities including signage that is visible to approximately 250,000 cars passing daily along the 134 freeway, two restaurants, a "tenant only" health club, garden landscaping, manned 24/7 security and on-site management. M. David Paul Development LLC, a real estate development firm controlled by M. David Paul, developed the Pinnacle Property with its joint venture partner, UBS/Stockbridge, at a cost of $115 million and subsequently leased the building to tenants associated with the media/entertainment industry. M. David Paul Development LLC also owns the rights to develop Phase II of the development, a fully entitled, six-story, 235,000 square foot Class-A office building to be located adjacent to the Pinnacle Property. The two phases of the project are subject to a reciprocal easement agreement which, among other things, provides for reciprocal easements for parking, ingress and egress, and the right of the Phase II development to utilize certain building systems located on the Pinnacle Property.

      As of November 1, 2003, the Pinnacle Property was 90.8% leased and 74% occupied by four entertainment industry-related tenants and two restaurant tenants. The Pinnacle Property's largest tenant is Warner Music Group, which leases 195,166 sf (parent company is AOL/Time Warner, rated "BBB+" by S&P, "Baa1" by Moody's). Other tenants at the Pinnacle Property include AM/FM Inc. (100,545 sf; parent company is Clear Channel Communications, rated "BBB-" by S&P, "Baa3" by Moody's), National Broadcasting Company (37,066 sf; parent company is General Electric, rated "AAA" by S&P, "A1" by Moody's), Arnie Morton's of Chicago (8,257 sf), Sony Pictures Television (8,251 sf; parent company is Sony Corp., rated "A+" by S&P, "A1" by Moody's) and Left Bank Restaurant (7,612 sf; lease is in final negotiations). The above-mentioned parent companies are not signatories on the respective leases. Three leases (AM/FM, Inc., NBC Enterprises' 19,124 sf expansion space and Sony Pictures Television) will commence in January 2004, and one additional lease to Left Bank Restaurant is in the final negotiation phase. After commencement of these leases, the Pinnacle Property will be 88.9% occupied by January 2004 and 90.8% occupied by approximately March 2004.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS  -  PINNACLE
--------------------------------------------------------------------------------


The following table presents certain information relating to the major tenants at the Pinnacle Property:

                                               Net Rentable          % of Net
      Tenant            % of Base Rent           Area (sf)         Rentable Area       Date of Lease Expiration
---------------------------------------------------------------------------------------------------------------
Warner Music Group           55.1%               195,166              49.7%                 12/31/2019
AM/FM Inc.                   27.8%               100,545              25.6%                  9/30/2016
NBC Enterprises              10.5%                37,066               9.4%                 12/31/2014

NBC Enterprises has occupied 17,942 sf at the Pinnacle Property since 1/2003 and has recently signed a lease to expand into an additional 19,124 sf. AM/FM Inc., Sony Pictures Television and NBC Enterprises (on the 19,124 sf expansion space) will begin paying rent on January 1, 2004 and Left Bank will begin paying rent on February 1, 2004. Warner Music Group has a scheduled rent abatement of $7.22 psf for the first 12 years of its lease and $0.99 psf for years 13 and 14 of its lease.



The following table presents certain information relating to the lease rollover schedule at the Pinnacle Property:

                                                                                                                     Cumulative % of
                                                                                                     % of Base            Base
        Number of Leases    Avg. Base Rent/SF      Total SF    % of Total SF    Cumulative % of           Rent            Rent
Year        Rolling              Rolling           Rolling      Rolling (1)      SF Rolling (1)       Rolling (1)      Rolling (1)
-----------------------------------------------------------------------------------------------------------------------------------
2003          0                   $0.00                 0           0.0%            0.0%               0.0%              0.0%
2004          0                   $0.00                 0           0.0%            0.0%               0.0%              0.0%
2005          0                   $0.00                 0           0.0%            0.0%               0.0%              0.0%
2006          0                   $0.00                 0           0.0%            0.0%               0.0%              0.0%
2007          0                   $0.00                 0           0.0%            0.0%               0.0%              0.0%
2008          0                   $0.00                 0           0.0%            0.0%               0.0%              0.0%
2009          1                  $34.80             8,251           2.1%            2.1%               2.3%              2.3%
2010          0                   $0.00                 0           0.0%            2.1%               0.0%              2.3%

------------------------------
(1)   Calculated based on approximate square footage occupied by each tenant.

      The Pinnacle Property is located within the Burbank Media District in the City of Burbank, CA. Burbank is considered a central and desirable location for office users due to its proximity to freeways, the labor pool, and the greater Los Angeles and Island Empire areas. The Pinnacle Property is located adjacent to the Ventura (134) Freeway and is bounded by Olive Avenue to the west, California Street to the east and the Pinnacle Phase II site to the north. The 134 Freeway is accessible by nearby on-ramps and connects with the 101 and 5 Freeways, providing immediate access to downtown, the San Fernando Valley and the west side of Los Angeles. The City of Burbank and adjacent Universal City area have a high concentration of entertainment company headquarters and/or major media production facilities. The Pinnacle Property's location is with walking distance of the film and television studios for Warner Bros., Disney and NBC, which are all located in the City of Burbank.

o The Borrower. The borrower is DB Real Estate The Pinnacle L.P., a single-asset, special-purpose, bankruptcy-remote entity; its general partner (which is also a special-purpose, bankruptcy-remote entity) has two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Pinnacle Loan. The sponsors of the borrower are an affiliate of RREFF, which owns a 95% interest, and M. David Paul Development LLC, which owns the remaining 10% interest.

      Founded in 1975, RREEF (www.rreef.com) is a subsidiary of Deutsche Bank that serves as a real estate investment advisor purchasing, administering, and selling real estate portfolios for its clients. RREEF provides research and specialized services to institutional investors and private REITS with large real estate investment transaction needs. RREEF manages more than 400 properties and has disposed of more than 500 properties on behalf of its clients and currently has approximately $17 billion in assets under management.

      M. David Paul has established a respected reputation through the development and acquisition of more than $1.0 billion of real estate assets since 1965, including the Pinnacle Property. As of December 1, 2003, M. David Paul owns over 2.3 million sf of office space.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS  -  PINNACLE
--------------------------------------------------------------------------------


o Escrows. At origination, the borrower deposited $2,769,932 for tenant improvement and leasing commissions related to the various recent leases at the Pinnacle Property, which funds will be released to the borrower upon satisfaction of the obligations related to such new leases. Monthly reserves for real estate taxes, insurance tenant improvement and leasing commissions ($2.00 psf annually) and capital expenditures ($0.20 psf annually) will only be required during a "Pinnacle Cash Trap Period" (as defined below). See Annex A to the prospectus supplement for information regarding escrow reserves. A "Pinnacle Cash Trap Period" will be in effect
      (i) during the continuance of an Event of Default (as defined in the loan documents) and (ii) if the DSCR based on the Net Cash Flow (as calculated pursuant to the terms of the loan documents) at the end of any quarter falls below 1.05 (until such time that such DSCR is restored to 1.05 for two consecutive quarters; provided that a Pinnacle Cash Trap Period will not commence as a result of the DSCR being less than 1.05 if the borrower deposits with lender cash or a letter of credit as additional collateral for the Pinnacle Loan in an amount which, if applied to the unpaid principal, would result in a DSCR being equal to or greater than 1.05).

o Lock Box and Cash Management. The Pinnacle Loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default). Provided no Pinnacle Cash Trap Period is in effect, amounts in the lender-controlled account are to be distributed on a daily basis to the borrower's operating account. However, during the occurrence and continuation of a Pinnacle Cash Trap Period, funds in the lockbox account will be swept on a daily basis into a lender-controlled deposit account and on each regularly scheduled payment date, any amounts in the lender-controlled account, after payment of debt service and required reserves, are to be deposited into a lender-controlled cash collateral account and held as additional collateral for the Pinnacle Loan.

o Property Management. Worthe Real Estate Group, Inc., the property manager for the Pinnacle Property, is affiliated with the borrower. Management fees are 2.25% of the gross revenue of the Pinnacle Property. The lender may replace the property manager (i) if there is an Event of Default under the loan documents, (ii) if there is a default by the property manager under the property management agreement, (iii) upon the gross negligence, malfeasance or willful misconduct of the property manager or (iv) if the DSCR base on the Net Cash Flow (as calculated pursuant to the terms of the loan documents) at the end of any quarter falls below 1.05; provided that lender will not have the right to replace the property manager as a result of the DSCR being less than 1.05 if the borrower deposits with lender cash or a letter of credit as additional collateral for the Pinnacle Loan in an amount which, if applied to the unpaid principal, would result in a DSCR being equal to or greater than 1.05.

o     Mezzanine or Subordinate Indebtedness. Not permitted.

o Terrorism Insurance. The loan documents require the borrower to maintain terrorism insurance in an amount equal to 100% of the replacement cost of the Pinnacle Property. If such terrorism coverage is not commercially available for the premium currently being paid for such coverage, the borrower is nonetheless required to obtain such required terrorism coverage, provided that in no event is the Pinnacle Loan Borrower required to pay any insurance premiums with respect to such insurance coverage in excess of the Terrorism Premium Cap. The "Terrorism Premium Cap" which is an amount that is initially equal to $50,000 and increases by 5% annually. See "Risk Factors-Risks Relating to the Underlying Mortgage Loans - The Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely Effect Payments on Your Certificates" in the Prospectus Supplement.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS  -  150 FIFTH AVENUE
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS  -  150 FIFTH AVENUE
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 150 FIFTH AVENUE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Property Information

Number of Mortgaged Real Properties                                           1
Location (City/State)                                              New York, NY
Property Type                                                            Office
Size (sf)                                                               209,683
Percentage Occupancy as of September 1, 2003                               97.1%
Year Built/Renovated                                                  1888/2003
Appraisal Value                                                    $105,100,000
Underwritten Occupancy                                                     97.1%
Underwritten Revenues                                               $11,407,601
Underwritten Total Expenses                                          $4,588,722
Underwritten Net Operating Income (NOI)                              $6,818,879
Underwritten Net Cash Flow (NCF)                                     $6,689,694
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            Mortgage Loan Information

Cut-off Date Principal Balance                                      $66,000,000
Cut-off Date Principal Balance PSF/Unit                                    $315
Percentage of Initial Mortgage Pool Balance                                 3.7%
Number of Mortgage Loans                                                      1
Type of Security                                                     Fee Simple
Mortgage Rate                                                      5.5% Initial
                                                                  thru 11/01/07;
                                                                          6.024%
Original Term to Maturity (Months)                                          102
Original Amortization Term (Months)                        IO 48; 360 thereafter
Cut-off Date LTV Ratio                                                     62.8%
LTV Ratio at Maturity                                                      59.2%
Underwritten DSCR on NOI                                                   1.43
Underwritten DSCR on NCF                                                   1.41
--------------------------------------------------------------------------------

o The Loan. The mortgage loan (the "150 Fifth Avenue Trust Loan") is evidenced by a single note and is secured by a first mortgage encumbering a class-A office building located at 150 Fifth Avenue, New York (the "150 Fifth Avenue Property"). The 150 Fifth Avenue Trust Loan represents approximately 3.7% of the initial mortgage pool balance. The 150 Fifth Avenue Trust Loan was originated on September 18, 2003, has an original principal balance and a principal balance as of the cut-off date of $66,000,000. The DSCR and LTV on the 150 Fifth Avenue Trust Loan are 1.41 and 62.8% respectively. The borrower acquired the property from CLF Capital, LLC for a purchase price of $102,500,000. The proceeds of the 150 Fifth Avenue Trust Loan were used to provide a portion of the funds used to acquire the 150 Fifth Avenue Property. The borrower invested approximately $39,000,000 of new cash at origination to complete the purchase and fund required reserves.

      The 150 Fifth Avenue Trust Loan has an initial term of 102 months and a remaining term of 100 months. The loan requires payment of interest-only for 48 months at an interest rate of 5.50%, and then amortizes on a 360-month schedule at an interest rate of 6.024%. Voluntary prepayment of the 150 Fifth Avenue Trust Loan is prohibited until February 1, 2012 and permitted thereafter without penalty. Defeasance with United States government obligations is permitted beginning January 1, 2006.

o The Property. The 150 Fifth Avenue Property is an 11-story, 209,683 sf Class-A office building, located on the southwest corner of 20th Street and Fifth Avenue in the Flatiron District of Manhattan. The 150 Fifth Avenue Property was originally constructed in the late 19th century and has undergone a $60,000,000 renovation in the past two years. Renovations included the replacement of the roof covering, installation of a roof garden, repairs to the front and side facades, installation of a new cooling tower and water-cooled packaged air-conditioning units on each floor, installation of a new water storage tank, upgrades of the elevators, installation of a new electrical service, installation of a new fire system and build-out of tenant spaces above the ground floor. All office floors have been renovated with the exception of the 4th floor. There is a total of 19,288 sf of retail space in the property, 11,442 sf of it along lower Fifth Avenue.

      As of September 1, 2003, the property was 97.1% leased to approximately eight tenants. The two largest office tenants in the building are EMI Music, Inc. (153,077 sf) (the "EMI Tenant") and Digital Island Inc./Cable & Wireless (22,468 sf). The EMI Tenant is a subsidiary of EMI Group, plc. ("EMI"; "BBB-" by S&P, "Ba1" by Moody's) the world's leading independent music company with worldwide annual sales of (pound)2.2 billion for the fiscal YEar ending March 2003. There is a full payment and performance guaranty from the tenant's parent, EMI Group, plc. EMI operates in more than 50 countries, distributes albums through more than 70 labels, and owns EMI Music Publishing, the world's largest music publishing arm, with rights to more than one million songs. EMI is the only major record company not tied to a media conglomerate.

      Digital Island is a wholly owned subsidiary of Cable & Wireless, plc. ("BB" by S&P, "Ba3" by Moody's), a telecommunications company with global sales of (pound)4.2 billion for the fiscal year ending March 2003. The company has two main divisions: Cable & Wireless Global and Cable & Wireless Regional. Cable & Wireless Global delivers Internet protocol
      (IP), data and voice solutions to wholesale and business customers in the key markets of Europe, the United States and Japan. Cable & Wireless Regional provides a range of telecommunication services to businesses and consumers. Personnel and equipment at the Cable & Wireless Regional space provides customer support to clients in the New York metropolitan area. Cable & Wireless, plc. has recently publicly announced its desire to cease operations in the United States, through a sale of its businesses or otherwise. Pursuant to the terms of their lease, Digital Island has recently taken possession of 5,251 sf of expansion space which entitles Digital Island to free


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 150 FIFTH AVENUE
--------------------------------------------------------------------------------

      rent for October and November 2003. Portions of the Digital Island space remain unused. The Digital Island tenant has posted a $1.64 million letter of credit as security for its lease, and such letter of credit has been pledged to the lender as collateral for the 150 Fifth Avenue Loan. Digital Island is current on its lease payments but there can be no assurance that this tenant will continue to perform its obligations under the lease. See "Risk Factors-The Underlying Mortgage Loans Have A Variety of Characteristics Which may Expose Investors to Greater Risk of Default and Loss-Tenants Actions May Effect Lender's Ability to Receive Underwritten Cash Flows" in the Prospectus Supplement.

      Lens Crafters, Inc. is the most prominent retail tenant at the 150 Fifth Avenue Property with frontage along 5th Avenue and 20th Street. Lens Crafters is a wholly owned subsidiary of Luxottica Group, the world's largest eyewear company with over $3.1 billion of 2002 of annual sales in 2002 and a market capitalization of (euro)6.7 billion. Luxottica has over 2,500 stores in the U.S. that generate over 50% of their global sales.

      The following table presents certain information relating to the major tenants at the 150 Fifth Avenue Property:

                                     Net Rentable    % of Net      Date of Lease
Tenant              % of Base Rent    Area (SF)    Rentable Area    Expiration
------------------  --------------   ------------  -------------   -------------
EMI Music, Inc.               75.9%       153,077          73.00%    12/31/17
Digital Island                12.6%        22,468          10.72%    12/31/10

      The following table presents certain information relating to the lease rollover schedule at the 150 Fifth Avenue Property:

                                                                                         Cumulative %
       Number of   Avg. Base                               Cumulative %    % of Base       of Base
        Leases      Rent/SF    Total SF   % of Total SF       of SF           Rent           Rent
Year    Rolling     Rolling    Rolling     Rolling(1)       Rolling(1)     Rolling(1)     Rolling(1)
----   ---------   ---------   --------   -------------    ------------    ----------    ------------
2003           0        0.00          0             0.0%            0.0%          0.0%            0.0%
2004           0        0.00          0             0.0%            0.0%          0.0%            0.0%
2005           0        0.00          0             0.0%            0.0%          0.0%            0.0%
2006           5       37.96     14,102             6.7%            6.7%          6.1%            6.1%
2007           1       77.91      3,043             1.5%            8.2%          2.7%            8.8%
2008           3       21.93     10,490             5.0%           13.2%          2.6%           11.4%
2009           0        0.00          0             0.0%           13.2%          0.0%           11.4%
2010           6       49.40     22,468            10.7%           23.9%         12.6%           24.1%

----------

      (2) Calculated based on approximate square footage occupied by each tenant.

o The Borrower. The borrower is 150 5th Ave., L.P., a single-asset, special-purpose, bankruptcy-remote entity; its general partner (which is also a special-purpose, bankruptcy-remote entity) has an independent manager. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 150 Fifth Avenue Trust Loan. The borrower is owned and controlled by L&L 150 5th Avenue Investors, LLC ("L&L") and 55th East Investor Corp., nominee of GENO Asset Finance GMBH, a joint venture formed in 1998 by Citigroup and the Cooperative Sector Central Bank (the "Equity Syndicate"). L&L owns 100% of the ownership interests of the borrower's sole general partner, and is owned and controlled by Robert Lapidus and David Levinson. Robert Lapidus and David Levinson formed L&L Acquisitions, LLC ("L&L Acquisitions") in June 2000 for the purpose of acquiring class-A and class-B office properties in New York City. Mr. Lapidus has over 15 years of development, finance, asset management, and legal experience in acquiring, developing and leasing office buildings. Prior to co-founding L&L Acquisitions in June 2000, Mr. Lapidus held executive level positions with various New-York based real estate firms. Mr. Levinson is the former Vice Chairman of Insignia/ESG and has been one of the top New York City leasing brokers for the last 15 years. He completed leasing transactions totaling 1.6 million sf in 1999, making him Insignia/EST's top leasing broker nationwide. During the course of his 32-year career, Mr. Levinson has been involved in real estate transactions totaling more than $9 billion in value. Mr. Lapidus and Mr. Levinson guaranteed the non-recourse carveouts of the 150 Fifth Avenue Trust Loan. In connection with such guaranty, Mr. Lapidus and Mr. Levison are required to collectively maintain $1,500,000 in liquidity and $5,000,000 in net worth. The Equity Syndicate is affiliated with the group that syndicated the equity in the loan known as the 237 Park Avenue Trust Loan, also an asset of the trust.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 150 FIFTH AVENUE
--------------------------------------------------------------------------------


      Pursuant to the borrower's limited partnership agreement and the 150 5th Avenue Trust Loan loan documents, in the event that additional capital is needed for the 150 Fifth Avenue Property, the partners of the borrower may make "shortfall loans" to the borrower, which "shortfall loans" (a) are not evidenced by a note, (b) are payable only to the extent of available excess cash flow and (c) are totally subordinated to the 150 5th Avenue Trust Loan, with the subordinate lender (i.e., the borrower) having no right or remedy to enforce collection of its "shortfall loan".

o Escrows. The loan documents provide for certain escrows of real estate taxes, insurance premiums and replacement reserves. At closing, the borrower deposited $250,000 into a capital expenditure reserve for the completion of work associated with New York City's Local Law 11 on the rear facade of the building, and an additional initial deposit of $3,495 was made into this reserve account. The loan documents require the borrower to make monthly deposits of $3,495 into the capital expenditure reserve during the term of the 150 Fifth Avenue Trust Loan. At closing, the borrower deposited $150,000 into the tenant improvement and leasing commission ("TI/LC") reserve. The loan documents require the borrower to make monthly deposits of $11,527 for TI/LC into the TI/LC reserve during the term of the 150 Fifth Avenue Trust Loan. The borrower is also required to deposit any lease termination payments and security deposits applied or other payments received on account of lease defaults or lease terminations into the leasing reserve. In addition, at closing, the borrower deposited $35,000 at closing to be utilized for certain repairs of the building. See Annex A to the prospectus supplement for information regarding escrow reserves.

o Lock Box and Cash Management. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within two business days after receipt. Any amounts in the lender controlled account are required to be returned to the borrower, until such time that one of the following cash trap events occurs and is continuing: (i) an event of default under the 150 Fifth Avenue Trust Loan (and such cash trap period continues until such event of default has been cured), (ii) as of the end of any calendar quarter, the DSCR (at an assumed constant of 9.5%) is less than (x) 0.99 on December 31, 2003, (y) 1.05 until November 1, 2007, and (z) 1.20 thereafter (and such cash trap period continues until the DSCR minimum threshold has been achieved for two consecutive calendar quarters), or (iii) the credit rating of the EMI Tenant is downgraded below "BB-" by S&P (and such cash trap period continues until such credit rating has been restored). During the continuance of any of such cash trap periods, all remaining cash (after payment of (a) debt service, (b) required reserves and escrows, (c) approved operating expenses and (d), if such trigger event occurs prior to November 1, 2007, the Preferred Return Payment (defined below) is required to be deposited into a lender controlled cash collateral account (which amounts are to be held as additional cash collateral and, at the lender's option, may be applied to the payment of the debt (i) upon an event of default under the 150 Fifth Avenue Trust Loan (in which case such prepayment of principal will be subject to the yield maintenance premium) or (ii) if the minimum DSCR thresholds described above are not satisfied for four consecutive calendar quarters (in which case such prepayment will not be subject to the yield maintenance premium). The pooling and servicing agreement will provide that in the case of clause (ii) above, if the mortgage loan is not in default the master servicer will not be permitted to apply any of such excess funds to the payment of the debt without the consent of the special servicer. As used above, the "Preferred Return Payment" means the preferred return payments required to be made by the borrower to its partners under its limited partnership agreement; provided that no such Preferred Return Payment will be allowed (out of available cash) if an event of default is continuing under the 150 Fifth Avenue Trust Loan, or if there is a monetary event of default by the EMI Tenant under its lease.

o Property Management. CB Richard Ellis Real Estate Services, Inc. ("CB Richard Ellis") is the property manager for the 150 Fifth Avenue Property. The property manager is not affiliated with the borrower. The lender may replace the property manager (i) upon the occurrence and during the continuance of an event of default under the loan agreement, (ii) if the manager is in default under the management agreement, (iii) upon the gross negligence, malfeasance or willful misconduct of the manager, or (iv) if the property manager is an affiliate of the borrower, if the DSCR at the end of any two calendar quarters is less than (x) .99 on December 31, 2003, (y) 1.05 until November 1, 2007, and (z) 1.20 thereafter. CB Richard Ellis is an internationally recognized full service real estate firm specializing in all aspects of commercial real estate properties, including leasing, brokerage, consulting, portfolio management, investment advisory, mortgage banking and project management services. The company has 250 offices in 48 countries, with approximately 700 million sf, valued at $14 billion, under management. The annual management fee is $48,564 plus 3% of hard construction costs that exceed $100,000. Leasing fees are payable to L&L Acquisitions LLC, an entity owned by the borrower's sponsors, based on a schedule ranging from 1% to 5% of rents under the applicable lease depending on the year.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 150 FIFTH AVENUE
--------------------------------------------------------------------------------

      Commissions also vary if an outside broker is involved. Additionally, the borrower pays to 150 5th Avenue Manager, LLC (i) asset management fees in an amount equal to $193,313 per year as increased by 3% annually, and (ii) 3% of any construction costs.

o     Mezzanine or Subordinate Indebtedness. Not permitted.

o Terrorism Insurance. The loan documents require the borrower to maintain terrorism insurance, in an amount equal to 100% of the replacement cost of the 150 Fifth Avenue Property. The 150 Fifth Avenue Property is insured for terrorism damage up to $66,000,000 (inclusive of business interruption and rent loss coverage for a 12-month indemnity period). On future annual renewals, if such terrorism coverage is not commercially available for the premium currently being paid for such coverage, the borrower shall nonetheless be required to obtain the required terrorism coverage, provided that in no event shall the borrower be required to pay any insurance premiums with respect to such terrorism coverage in excess of 150% of the insurance premiums presently being paid for the terrorism coverage, adjusted annually by a percentage equal to the increase in the Consumer Price Index. See "Risk Factors-Risks Relating to the Underlying Mortgage Loans - The Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely Effect Payments on Your Certificates" in the Prospectus Supplement.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - HIGH RIDGE PARK
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - HIGH RIDGE PARK
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - HIGH RIDGE PARK
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Property Information

Number of Mortgaged Real Properties                                           1
Location (City/State)                                               Stamford, CT
Property Type                                                            Office
Size (SF)                                                               498,091
Percentage Occupancy as of November 1, 2003                                83.3%
Year Built / Renovated                                              1967 / 2002
Appraisal Value                                                     $90,000,000
Underwritten Occupancy                                                     83.3%
Underwritten Revenues                                               $11,974,270
Underwritten Total Expenses                                          $4,495,545
Underwritten Net Operating Income (NOI)                              $7,478,725
Underwritten Net Cash Flow (NCF)                                     $7,131,960
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            Mortgage Loan Information

Cut-off Date Principal Balance                                      $58,000,000
Cut-off Date Principal Balance PSF/Unit                                    $116
Percentage of Initial Mortgage Pool Balance                                 3.3%
Number of Mortgage Loans                                                      1
Type of Security                                                     Fee Simple
Mortgage Rate                                                             5.030%
Original Term to Maturity (Months)                                           60
Original Amortization Term (Months)                        IO 12; 360 thereafter
Cut-off Date LTV Ratio                                                     64.4%
LTV Ratio at Maturity                                                      60.6%
Underwritten DSCR on NOI                                                   1.99
Underwritten DSCR on NCF                                                   1.90
--------------------------------------------------------------------------------


o The Loan. The mortgage loan (the "High Ridge Park Office Loan") is evidenced by a single note and is secured by a first mortgage encumbering a Class-A suburban office park, totaling 498,091 rentable sf in Stamford, Connecticut, (the "High Ridge Park Office Property"). The High Ridge Park Office Loan represents approximately 3.3% of the initial mortgage pool balance. The High Ridge Park Office Loan was originated on September 29, 2003 and has an original principal balance and a principal balance as of the cut-off date of approximately $58,000,000. The DSCR and LTV on the High Ridge Office Whole Loan are 1.90 and 64.4% respectively. The High Ridge Park Office Loan financed the acquisition of the High Ridge Park Office Property for approximately $88,500,000 in total costs on September 29, 2003.

      The High Ridge Park Office Loan has an initial term of 60 months and a remaining term of 58 months. The loan requires payment of interest-only for 12 months and then amortizes on a 360-month schedule. The scheduled maturity date is October 1, 2008. Voluntary prepayment of the High Ridge Park Office Loan is prohibited until July 1, 2008 and permitted thereafter without penalty. Defeasance with United States government obligations is permitted beginning January 1, 2006.

o The Property. The High Ridge Park Office Property is a six-building Class-A suburban office park totaling 498,091 net rentable sf. The High Ridge Park Office Property is located on approximately 39 acres in a self-contained setting located immediately adjacent to the Merritt Parkway in northern Stamford, Connecticut. The High Ridge Park Office Property was originally developed by F.D. Rich, a Stamford developer, who constructed the buildings from 1967- 1974 to serve as the U.S. or world headquarters for corporate single tenant users. As of December 1, 2003, four of the six buildings are primarily single tenant, and the remaining two have multiple tenants. F.D. Rich owned the office park until the recent sale to the Borrower. The office park is landscaped with a central pond and contains 1,535 paved on-site and garage spaces. The High Ridge Park Office Property has not been re-measured in accordance with standard industry practice since the buildings were constructed. GCFP's analysis is based on the current net rentable square footage of 498,081, however, as leases roll, the borrower will have the ability to increase the overall square footage (and revenue) of the High Ridge Park Office Property though the utilization of a market standard loss factor (allocation of market common area charges to each tenant based on the re-measured square footage) for each new lease.

      The High Ridge Park Office Property consists of six buildings. Building One is a three-story, 73,611 rentable square foot building which was constructed in 1968 and has historically been a single tenant building. Building One is 100% occupied, as of Novemember 1, 2003, by Mead Westvaco as its world headquarters. Building Two is a three-story, 31,454 square foot (28,565 sf rentable) building that was constructed in 1967 as the world headquarters for General Time Corporation. Building Two was renovated to accommodate multiple tenants and, as of November 1, 2003, it is 13.1% occupied by two tenants. An additional tenant has leased 7,433 sf and will take occupancy once the build-out of its space is complete. Constructed in 1969 as the world headquarters for both Xerox and Citizens Communications Corporation, Building Three is a four-story, 78,929 rentable square foot building. Citizens Communications is the sole occupant of Building Three, and has been since 1990. This building is Citizens Communications' national headquarters. Building Four is a four-story, 61,046 rentable square foot building which was built in 1970 as the world headquarters for American Thread. As of November 1, 2003, the building is 72.4% occupied by three tenants with the Synapse Group (a subsidiary of AOL Time Warner) occupying 88.8% of the occupied space. Building Five is a four-story, 93,771 square foot building (88,817 rentable sf) which was built in 1975 and has been a multi-tenant building since its completion. Building Five is 53.5% occupied (based on rentable sf) as of November 1, 2003. Built in 1973 as the world headquarters for Continental Oil, Building Six is a four-story, 159,280 rentable square foot building. As of November 1, 2003, the building is 100% leased to Cadbury Beverages, a tenant in this building for more than 20 years. There are two subtenants in


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - HIGH RIDGE PARK
--------------------------------------------------------------------------------

      Building Six--GE Capital subleases 38,950 sf from Cadbury Beverages and Gerald Metals subleases 20,021 sf from Cadbury Beverages. Gerald Metals has been a subtenant in their space for approximately 30 years.

      The top four tenants make up more than 90% of the occupied square footage and 75% of the total square footage. The top three of these tenants, who comprise 75% of the occupied square footage and 63% of the total square footage, are investment grade. Cadbury Beverages ("Cadbury") is the U.S. subsidiary of Cadbury Schweppes ("BBB" by S & P; "Baa2" by Moody's), and this location serves as a North American headquarters for their beverage division. Mead Westvaco ("BBB" by S & P; "Baa2" by Moody's) is a leading global producer of packaging, specialty papers, consumer and office products and specialty chemicals. Westvaco moved its corporate headquarters to the High Ridge Park Office Property from New York City in 2000 prior to its merger with Mead. Citizens Communications ("BBB" by S & P; "Baa2" by Moody's) is a telecommunications company providing wireline communications services in 24 states and has been a tenant in Building Three since 1969. The fourth largest tenant, the Synapse Group, is an indirect majority owned subsidiary of AOL Time Warner and is the leading independent provider of customer acquisition and management services for publishers of consumer magazines in the United States. Synapse has expanded its space eight times since signing the initial lease at the High Ridge Park Office Property in the mid-1990's.

      The following table presents certain information relating to the major tenants at the High Ridge Park Office Property:

                                                    Net Rentable     % of Net       Date of Lease
            Tenant                % of Base Rent     Area (SF)     Rentable Area     Expiration
-------------------------------   --------------    ------------   -------------    -------------
       Cadbury Beverages                    27.8%        159,280            32.0%    4/30/2005*
Citizens Communications Company             23.5%         78,929            15.8%    12/31/2011
         Mead Westvaco                      21.6%         73,611            14.8%     7/31/2015
         Synapse Group                      16.4%         60,602            12.2%    12/31/2005

      *Lease renewal currently under negotiation


      The following table presents certain information relating to the lease rollover schedule at the High Ridge Park Office Property:

                                                                                         Cumulative %
       Number of   Avg. Base                               Cumulative %    % of Gross      of Gross
        Leases      Rent/SF    Total SF   % of Total SF       of SF           Rent           Rent
Year    Rolling     Rolling    Rolling     Rolling(1)       Rolling(1)     Rolling(1)     Rolling(1)
----   ---------   ---------   --------   -------------    ------------    ----------    ------------
2003           1       30.79     15,075             3.0%            3.0%          4.8%            4.8%
2004           0        0.00          0             0.0%            3.0%          0.0%            4.8%
2005           8       19.92    227,441            45.7%           48.7%         46.6%           51.4%
2006           1       32.00      4,738             1.0%           49.6%          1.6%           52.9%
2007           1       35.00        900             0.2%           49.8%          0.3%           53.2%
2008           0        0.00          0             0.0%           49.8%          0.0%           53.2%
2009           0        0.00          0             0.0%           49.8%          0.0%           53.2%
2010           0        0.00          0             0.0%           49.8%          0.0%           53.2%
2011           1       29.00     78,929            15.8%           65.7%         23.5%           76.8%

      (1) Calculated based on approximate square footage occupied by each tenant.

o The Borrower. The borrower is AG-GCS High Ridge LLC, a single-asset, special-purpose, bankruptcy-remote entity controlled by a special purpose entity corporate general manager, AG High Ridge Manager, Inc., an affiliate of Angelo Gordon & Co. ("Angelo Gordon"). AG High Ridge Manager, Inc. does not have an economic interest in the borrower and has an independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the High Ridge Park Office Loan. The ownership of the borrower is as follows: AG Core Plus High Ridge, L. L.C. owns 81.3% of the membership interests in the borrower and Comfort High Ridge LLC owns 18.7% of the membership interests in the borrower. The AG Core Plus Realty Fund, L.P. is a real estate equity fund sponsored by Angelo Gordon, a leading investment management firm founded in 1988 with approximately $10 billion in assets under management in seven distinct disciplines including real estate. Angelo Gordon has been investing in real estate on behalf of its clients (primarily pension funds, endowments and foundations) for over 10 years and has invested in 129 transactions with a total value in excess of $4.2 billion. Angelo Gordon invests in real estate through two fund vehicles-an opportunistic real estate fund and the AG Core Plus Realty Fund which invested in this transaction.

      Comfort High Ridge LLC is controlled by George Comfort & Sons, Inc. ("Comfort"), a New York City based commercial real estate firm that was established in 1919 and is the operating partner for this transaction. As of December 1, 2003, George Comfort


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - HIGH RIDGE PARK
--------------------------------------------------------------------------------

      & Sons, Inc. manages over 8 million sf of commercial space of which they own 4.26 million sf. Comfort is a long-term asset holder and the majority of what it owns (and manages) is office space in Manhattan and nearby suburbs. Peter Duncan is the President and majority shareholder with various Comfort family members comprising the rest of the ownership. Comfort has historically invested on behalf of significant high net worth individuals as well as forming partnerships on transactions with foreign and domestic institutional investors such as Angelo Gordon. Comfort guaranteed the non-recourse carveouts of the High Ridge Park Trust Loan.

o Escrows. The loan documents provide for certain escrows for real estate taxes and insurance. In addition, the loan documents require the borrower to deposit $273,950 per year for tenant improvements and leasing commissions ("TI/LC"), payable on each regularly scheduled monthly payment date along with debt service, until such time as the balance in the TI/LC reserve reaches at least $675,000. If, at any time thereafter, the balance decreases to less than $675,000, the borrower will be required to reinstitute monthly deposits into this reserve until the $675,000 balance has been replenished. The borrower is also required to deposit any lease termination payments and security deposits applied or other payments received on account of lease defaults or lease terminations into this reserve. However, the loan documents provide that any such lease termination payments received will not be counted against the $675,000 cap. There are separate cash flow sweeps that are in or will go into effect in the event that either the Cadbury Space or the Synapse Space has not been released, as further discussed below. As of December 1, 2003, the cash sweep with respect to Cadbury is in effect. All such monies will be deposited into the Cadbury TI/LC reserve or the Synapse TI/LC reserve, respectively.

      The borrower is also required to deposit $124,522.80 per year into a capital expenditure reserve. In addition, a required repairs reserve account was fully funded at closing in the amount of $470,712.50. See Annex A to the prospectus supplement for information regarding escrow reserves.

o Lock Box and Cash Management. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within three business days after receipt of such amounts. On each regularly scheduled payment date any amounts in the lender controlled account in excess of monthly debt service and required reserve deposits are to be disbursed on a daily basis to either (a) the borrower or (b) if a mezzanine loan is outstanding (see discussion below under "Subordinate Indebtedness") to the subordinate deposit account established under such mezzanine loan, unless a trigger event under the loan documents occurs and continues, during which time excess cash flow will be held as additional collateral for the High Ridge Park Office Loan. Trigger events under the loan documents include (i) an event of default,
      (ii) a decline in the DSCR (measured quarterly based on net operating income, as defined in the loan documents and calculated using a 10.09% debt service constant for the High Ridge Park Office Loan) below 1.00,
      (iii) a potential rollover event (a "Cadbury Sweep" or a "Synapse Sweep", as described below). The trigger event referred to in clause (ii) above will continue until the DSCR increases to at least 1.00 for two consecutive calendar quarters, at which time any balance in the additional collateral reserve will be released to the borrower.

      The lease to Cadbury expires April 2005 and the Cadbury Sweep is in place to reserve for costs relating to its renewal or replacement. Beginning December 1, 2003, all excess cash flow from the High Ridge Park Office Property will be swept into the Cadbury TI/LC reserve to be applied to pay for the costs associated with the re-leasing of the space currently occupied by Cadbury, until the earlier of: (1) the date on which at least 139,000 sf of the current Cadbury space (or other space) in the High Ridge Office Park Property has been leased at a base rent of not less than $23/sf and all leasing costs associated with the re-leasing of such space has been paid or reserved for under the High Ridge Office Park Trust Loan (the "Cadbury Condition"), or (2) a total of $3,500,000 has been deposited in the lender-controlled Cadbury TI/LC reserve (the "Cadbury Sweep Cap Amount").

      The lease to Synapse expires December 2005 and the Synapse Sweep is in place to reserve for costs relating to its renewal or replacement. Beginning in June 2004, unless Synapse enters into a renewal or replacement lease for at least 85% of their currently leased space or the Cadbury Condition has been satisfied, a cash flow sweep of all excess cash flow from the High Ridge Park Office Property will commence. The Synapse cash sweep will terminate on the earlier of: (1) the date on which at least 85% of the current Synapse space (or other space) in the High Ridge Office Park Property is fully leased pursuant to a new lease, lease renewal or lease extension of the Synapse lease on terms approved by lender or (2) excess cash flow is swept until a total of $1,900,000 has been collected into the Synapse TI/LC reserve. In lieu of the Synapse Sweep, an affiliate of Angelo Gordon & Co., L.P. may


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - HIGH RIDGE PARK
--------------------------------------------------------------------------------

      provide a guarantee to pay for Synapse leasing expenses. If the Cadbury Sweep and the Synapse Sweep are in effect simultaneously, all available cash will be applied first to fill the Cadbury TI/LC reserve, until the Cadbury TI/LC Cap Amount is achieved. Once the Cadbury TI/LC Cap Amount is achieved, all available cash will be applied to fill the Synapse TI/LC reserve.

o Property Management. The High Ridge Office Park Property is managed by George Comfort & Sons, Inc., an affiliate of the borrower. As of December 1, 2003, George Comfort & Sons, Inc. manages over 8 million sf of commercial real estate, the majority of which is office space. George Comfort & Sons, Inc. has been in the property management and leasing business since the formation of the company in 1918 and they have specialized in office properties throughout their history. A management agreement was signed on September 29, 2003. The management agreement can be terminated by either the owner or property manager with 30 days written notice. The management fee is 2% of the High Ridge Park Office Property's gross revenues.

o Subordinate Indebtedness. The borrower is permitted to incur secondary mezzanine financing provided that certain conditions are met, including
      (i) the satisfaction of certain financial requirements for the mezzanine lender ($600,000,000 asset value and $250,000,000 equity value), (iii) the delivery of an acceptable intercreditor agreement, (iii) the delivery of no-downgrade letters from each of the rating agencies, (iv) the combined mortgage and mezzanine debt loan to "as is" appraised value (based on an appraisal commissioned by lender and otherwise reasonably acceptable to lender) of the High Ridge Park Office Property is no greater than 85%, and
      (iv) is otherwise on terms and conditions reasonably acceptable to lender. The mezzanine borrower will be permitted to provide a pledge of all or a portion of its membership interests in the mortgage borrower, plus any other collateral that is not collateral for the High Ridge Park Office Loan.

o Terrorism Insurance. The High Ridge Park Office Property is insured against acts of terrorism as part of its all-risk property insurance. The loan documents require the borrower to maintain terrorism insurance over the term of the loan for 100% of the full replacement cost of the improvements of the High Ridge Park Office Property. The High Ridge Park Office Property is insured for the full property coverage of $58,000,000. If such terrorism coverage is not commercially available for the premium currently being paid for such coverage, terrorism insurance must be maintained at a premium no greater than 150% of the premium for such terrorism coverage obtained at closing, subject to certain adjustment as set forth in the loan documents. See "Risk Factors-Risks Relating to the Underlying Mortgage Loans - The Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely Effect Payments on Your Certificates" in the Prospectus Supplement.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - INDEPENDENT SQUARE
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - INDEPENDENT SQUARE
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - INDEPENDENT SQUARE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Property Information

Number of Mortgaged Real Properties                                           1
Location (City/State)                                          Jacksonville, FL
Property Type                                                            Office
Size (sf)                                                               649,346
Percentage Occupancy as of October 1, 2003                                 81.5%
Year Built/Renovated                                                  1975/1999
Appraisal Value                                                     $83,200,000
Underwritten Occupancy                                                     74.9%
Underwritten Revenues                                               $12,109,895
Underwritten Total Expenses                                          $5,359,462
Underwritten Net Operating Income (NOI)                              $6,750,433
Underwritten Net Cash Flow (NCF)                                     $6,323,676
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            Mortgage Loan Information

Cut-off Date Principal Balance                                      $55,000,000
Cut-off Date Principal Balance PSF/Unit                                     $85
Percentage of Initial Mortgage Pool Balance                                 3.1%
Number of Mortgage Loans                                                      1
Type of Security                                                     Fee Simple
Mortgage Rate (1)                                                    5.634%/10%
Original Term to Maturity (Months) (2)                                    60/36
Original Amortization Term (Months) (3)                                 360/300
Cut-off Date LTV Ratio                                                     66.1%
LTV Ratio at Maturity                                                      61.5%
Underwritten DSCR on NOI                                                   1.77
Underwritten DSCR on NCF                                                   1.66
--------------------------------------------------------------------------------


      (1) The Mortgage secures two loans, the Independent Square Trust Loan and the Independent Square Junior Companion Loan. The Independent Square Trust Loan has a fixed rate of 5.634%. The Independent Square Junior Companion Loan has an initial rate of 10%. The interest rate of the Independent Square Junior Companion Loan is equal to the greater of (i) 10% or (ii) 30-day LIBOR (as defined in the related loan agreement) plus 8%, provided that the interest rate of the Independent Square Companion Loan becomes a fixed rate of 15% in the event the Independent Square Junior Companion Loan is extended for the first or second one year extension option without an interest rate cap in place that satisfies the requirements of the related loan agreement.

      (2) The Independent Square Trust Loan has a term of 60 months. The Independent Square Junior Companion Loan has an initial term of 36 months with two one-year extension options.

      (3) The Independent Square Trust Loan amortizes based on a 360-month amortization schedule. The Independent Square Junior Companion Loan amortizes based on a 300-month amortization schedule and an assumed 8% interest rate.

o The Loan. The mortgage loan (the "Independent Square Trust Loan") is evidenced by a single note and is secured by a first mortgage encumbering a 649,396 sf Class A office building in Jacksonville, Florida (the "Independent Square Property"). The Independent Square Trust Loan represents approximately 3.1% of the initial mortgage pool balance. The Independent Square Trust Loan was originated on November 24, 2003, has an original principal balance and a balance as of the cut-off date of $55,000,000, and an interest rate of 5.634%. The Independent Square Trust Loan is the senior of two notes that comprise a whole mortgage loan with an original principal balance of $69,000,000. The companion loan related to the Independent Square Trust Loan is evidenced by a separate subordinate note (the "Independent Square Junior Companion Loan") with a principal balance as of the cut-off date of $14,000,000 and a floating-rate interest rate of LIBOR+8% (subject to a minimum interest rate of 10%, which rate is in effect as of December 1, 2003). The Independent Square Junior Companion Loan will not be an asset of the trust. The Independent Square Trust Loan and the Independent Square Junior Companion Loan (together, the "Independent Square Loan Pair") are governed by a co-lender agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--Split Loan Structure" and will be serviced pursuant to the terms of the pooling and servicing agreement. The DSCR and LTV on the Independent Square Trust Loan are 1.66 and 66%, respectively. The DSCR and LTV on the Independent Square Loan Pair are
      1.33 and 82.9% respectively. The Independent Square Loan Pair refinanced a $61,400,000 first-mortgage loan, established leasing reserves of $6,500,000 and paid closing costs.

      The Independent Square Trust Loan has an initial and remaining term of 60 months. The loan amortizes on a 360-month schedule, with installments of principal and interest are due in the amount of $316,923.62 per month. The scheduled maturity date is December 1, 2008. Voluntary prepayment of the Independent Square Trust Loan is prohibited until October 1, 2008 and permitted thereafter without penalty. Defeasance with United States government obligations is permitted beginning January 1, 2006.

      The Independent Square Junior Companion Loan has an initial term of 36 months. Monthly payments of principal based on a 300-month amortization schedule and an assumed 8% interest rate, as well as monthly interest, are due in an initial amount of $128,276.5 per month. Interest on the Independent Square Junior Companion Loan accrues at the greater of (i) 10.0% and (ii) 30 LIBOR plus 8.0%. The scheduled maturity date of the Independent Square Junior Companion Loan is December 1, 2006. Voluntary prepayment of the Independent Square Junior Companion Loan is prohibited until December 1, 2005 and permitted thereafter with the payment of 2% through May 31, 2006, 1% thereafter including maturity.

      The Independent Square Junior Companion Loan provides for two one-year extensions, provided, among other things, that (1) no event of default exists, (2) the borrower secures a LIBOR cap of 5% and (3) the borrower pays of an extension fee of 0.25% for the first extension and 0.50% for the second extension. The borrower may extend the mortgage loan without obtaining an interest rate cap, however the interest rate on the Independent Square Junior Companion Loan will then be 15.0%.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - INDEPENDENT SQUARE
--------------------------------------------------------------------------------

o The Property. The Independent Square Property is a 37-story, multi-tenant office tower comprising 649,346 sf, plus a 1,020 space detached parking garage, located in the heart of the Jacksonville's CBD in an area known as Northbank. Downtown Jacksonville is divided into the Northbank and Southbank of the St. John River. The core of the downtown office market as well as many amenities is located on the Northbank. Completed in 1975 and renovated in 1999, the building contains 649,346 sf of class-A office space and a variety of retail shops including a florist, jeweler, travel agency, bank, credit union, beauty salon, business center, photo shop, sundry shop, restaurant, and coffee shop (total retail sf is approximately 17,100). The lobby level of the Independent Square Property has a landscaped atrium extending upward four floors. Independent Square is a prominent office building in the city's skyline. The building offers unobstructed views with large floor plates and national tenants including Foley & Lardner, IRS, UBS Paine Webber, Deloitte & Touche, KPMG Peat Marwick and SunTrust. The property is subject to a parking rights agreement for up to 770 parking space in the Jax Center Garage with the adjacent building owner (the "Jax Center Parking Agreement"). In addition, the Borrower has a parking rights agreement for up to 561 parking spaces in the CBD parking garage located adjacent the Jax Center Garage, subject to termination or reduction in the event the parking spaces subject to the Jax Center Parking Agreement terminate or reduce.

      As of October 1, 2003, the Independent Square Property is 81.5% leased by 52 tenants, including Foley & Lardner, a law firm who has signed a lease for 37,136 sf of space with occupancy scheduled for March 1, 2004. The largest tenant is Modis Professional Services Group, which occupies 113,927 sf (17.54% of NRA). The three largest tenants occupy 38.31% of the total NRA.

      The following table presents certain information relating to the major office tenants at the Independent Square Property:

                                                    Net Rentable     % of Net       Date of Lease
            Tenant                % of Base Rent     Area (SF)     Rentable Area     Expiration
-------------------------------   --------------    ------------   -------------    -------------
  Modis Professional Services               21.2%        113,927            17.5%     3/31/2011
   Internal Revenue Service                 18.2%         97,750            15.1%     11/2/2010
         Paine Webber                        6.9%         30,071             4.6%     3/31/2012

      The following table presents certain information relating to the office lease rollover schedule at the Independent Square Property:

                                                                                         Cumulative %
       Number of   Avg. Base                               Cumulative %    % of Base       of Base
        Leases      Rent/SF    Total SF   % of Total SF       of SF           Rent           Rent
Year    Rolling     Rolling    Rolling     Rolling(1)       Rolling(1)     Rolling(1)     Rolling(1)
----   ---------   ---------   --------   -------------    ------------    ----------    ------------
2003           4       18.71      5,948             0.9%            0.9%          1.1%            1.1%
2004           9       19.41     22,827             3.5%            4.4%          4.5%            5.7%
2005           8       18.29     65,522            10.1%           14.5%         12.3%           18.0%
2006           9       20.98     29,813             4.6%           19.1%          6.4%           24.4%
2007           7       20.48     34,016             5.2%           24.4%          7.1%           31.5%
2008           5       14.75     51,508             7.9%           32.3%          7.8%           39.3%
2009           4       16.73     21,299             3.3%           35.6%          3.7%           43.0%
2010           2       18.39    106,217            16.4%           51.9%         20.0%           63.0%
2011           2       18.56    128,073            19.7%           71.6%         24.4%           87.4%
2012           1       22.66     15,925             2.5%           74.1%          3.7%           91.1%

----------

      (1) Calculated based on approximate square footage occupied by each tenant.

o The Borrower. The borrower is Independent Square LLC, a single-asset, special-purpose bankruptcy-remote entity with an independent director. Its sole member is Independent Square Manager LLC, also a newly formed, special-purpose bankruptcy-remote entity with an independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Independent Square Loan. Independent Square Manager LLC is wholly owned by Florida Office Owners LLC, a Delaware limited liability company ("Florida Office Owners"). The two members of Florida Office Owners are (i) Capital Partners-JAX LLC, a Florida limited liability company (with a 10% membership interest in Florida Office Owners) and (ii) LB Jacksonville LLC, a Delaware limited liability company (with a 90% membership interest in Florida Office Owners). Capital Partners-Jax LLC is indirectly approximately 90% owned by James R. Heistand. LB Jacksonville LLC is indirectly owned by Lehman Brothers Holding Inc. In certain circumstances, subject to requirements and restrictions set forth in the related loan agreement, LB Jacksonville LLC may assume control of the borrower and/or acquire the interest of Capital Partners-Jax LLC in the borrower, and Capital Partners-Jax LLC may acquire the interest of LB Jacksonville LLC in the borrower or substitute an institutional investor in place of LB Jacksonville LLC as the owner of up to a 90% interest in the borrower. Mr. Jim Heistand, Mr. Troy Cox and Mr. William Evans (collectively, the "Independent Square Principals") jointly and severally guaranteed the non-recourse carveouts of the Independent Square Loan. As of the closing the


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - INDEPENDENT SQUARE
--------------------------------------------------------------------------------

      Independent Square Loan, the Independent Square Principals had combined net worth of $42,700,000 and combined liquidity of $10,000,000. In such guaranty, each of the Independent Square Principals represents that he has and will have property and assets sufficient to satisfy and repay his obligations and liabilities under the guaranty. In addition, the principals have personally guaranteed payments under the Independent Square Loan Pair, subject to a $10,000,000 limit, until Foley & Lardner, a tenant at the Independent Square Property, takes occupancy and begins paying rent under its lease.

o Escrows. The loan documents provide for certain escrows of real estate taxes and insurance. At closing, the borrower deposited $6,500,000 for tenant improvements and leasing commissions. A total of $2,500,000 of such amount will be released for leasing costs and commissions associated with the Foley & Lardner lease. In addition, the loan documents require the borrower to deposit (i) $487,047 per year for tenant improvements and leasing commissions, payable monthly with debt service, at any time from January 2005, either (a) if the leasing reserve balance declines below $2,500,000, or (b) if (and so long as) net income from the Independent Square Property does not satisfy a debt service coverage ratio of .95 (based on a 10.09% constant applied to the whole loan) and (ii) $129,879.12 per year into a capital expenditure reserve. The borrower is also required to deposit any lease termination payments and security deposits applied or other recoveries on account of lease defaults or lease terminations into a leasing reserve. See Annex A to the prospectus supplement for information regarding escrow reserves.

o Lock Box and Cash Management. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or defaults). On a monthly-reset basis, amounts deposited into the lender-controlled account in excess of monthly debt service due under the Independent Square Loan Pair and required reserve deposits are to be disbursed to the borrower unless a trigger event under the loan documents occurs and continues, during which time excess cash flow, after reserving for operating expenses, will be held in the lender-controlled account as additional collateral for the Independent Square Loan Pair. Trigger events under the loan documents include (i) an event of default, (ii) an extension of the Independent Square Companion Loan for the first or second one-year extension term without an interest rate cap in place that satisfies the requirements of the loan agreement,
      (iii) a debt service coverage ratio for the Independent Square Loan Pair (measured quarterly based on Adjusted Net Cash Flow, as defined in the loan agreement, and an assumed 10.09% debt constant) below a threshold of
      (a) 0.84 (measured at the end of any calendar quarter ending on or prior to June 30, 2004); (b) 0.90 (measured at the end of any calendar quarter ending on or prior to March 31, 2005); (c) 0.95 (measured at the end of any calendar quarter ending on or prior to March 31, 2006); and (d) 1.00 (measured at the end of any calendar quarter ending after March 31, 2006), and (iv) the failure of Foley & Lardner to take accept its premises for occupancy and commence paying rent by September 30, 2004. In the event of a trigger caused by failure to meet a DSCR threshold, trapping of excess cash flow continues until such time as the Adjusted Net Cash Flow increases to a level sufficient to satisfy the relevant threshold as of the end of two consecutive calendar quarters, at which time any balance in the additional collateral reserve is released to the borrower. In the event of a trigger event caused by the failure of Foley & Lardner to accept its premises for occupancy and commence rent payments, trapping of excess cash flow continues until such time a Foley & Lardner accepts its premises for occupancy and commences rent payments, provided that it does not do so by December 31, 2004, the cash trap shall continue in effect, unless waived by the lender.

o Property Management. The Independent Square Property (other than the Jax Center Garage which is managed by Republic Parking Systems, Inc) is managed by Capital Partners, Inc., an affiliate of the borrower. As of October 30, 2003, Capital Partners, Inc. manages over 2,550,000 sf of commercial real estate, the majority of which is office space. Capital Partners, Inc. has been in the property management and leasing business since the formation of the company in 1989 and they have specialized in office properties throughout their history. A new management agreement was signed on November 1, 2003. The lender may require the replacement of the property manager (i) if an event of default is continuing, (ii) if the manager is in default under the management agreement, or (iii) upon the fraud, gross negligence, malfeasance or willful misconduct of the manager, or (iv) a change in control of the agent, or (v) in certain circumstances if the DSCR is less than the Minimum Threshold. The management fee is 4% of the Independent Square Property's gross revenues.

o Mezzanine or Subordinate Indebtedness. The Independent Square Loan Pair documents prohibit subordinate mortgage debt. Mezzanine debt is generally not permitted, except that a future mezzanine loan will be permitted for the purpose of refinancing the Independent Square Companion Loan or after payment in full of the Independent Square Companion Loan, in each case, provided that


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - INDEPENDENT SQUARE
--------------------------------------------------------------------------------

      the principal amount of the mezzanine loan is not more than $14,000,000 and subject to the satisfaction of conditions set forth in the loan documents, including delivery of an intercreditor agreement.

o Terrorism Insurance. The Independent Square Property is insured against acts of terrorism as part of its all-risk property insurance. The loan documents require the borrower to maintain $100,000,000 of property insurance over the term of the Independent Square Loan Pair, subject to certain deductibles. See "Risk Factors-Risks Relating to the Underlying Mortgage Loans - The Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely Effect Payments on Your Certificates" in the Prospectus Supplement.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WINDSOR CAPITAL PORTFOLIO
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WINDSOR CAPITAL PORTFOLIO
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WINDSOR CAPITAL PORTFOLIO
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Property Information

Number of Mortgaged Real Properties                                           7
Location (City/State)                                                   Various
Property Type                                                       Hospitality
Size (rooms)                                                              1,531
Percentage Occupancy as of September 2003                                  67.5%
Year Built                                                            1984-1991
Appraisal Value                                                    $187,700,000
Underwritten Occupancy                                                     67.5%
Underwritten Revenues                                               $51,411,436
Underwritten Total Expenses                                         $34,285,662
Underwritten Net Operating Income (NOI)                             $17,125,774
Underwritten Net Cash Flow (NCF)                                    $14,684,064
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            Mortgage Loan Information

Cut-off Date Principal Balance                                      $54,630,244
Cut-off Date Principal Balance PSF/Unit                                 $71,365
Percentage of Initial Mortgage Pool Balance                                 3.1%
Number of Mortgage Loans                                                      1
Type of Security                                           Fee Simple/Leasehold
Mortgage Rate                                                             6.998%
Original Term to Maturity (Months)                                           84
Original Amortization Term (Months)                                         300
Cut-off Date LTV Ratio                                                     58.2%
LTV Ratio at Maturity                                                      51.5%
Underwritten DSCR on NOI                                                   1.84
Underwritten DSCR on NCF                                                   1.58
--------------------------------------------------------------------------------


o The Loan. The mortgage loan (the "Windsor Capital Portfolio Trust Loan") is evidenced by a single note and is secured by a first mortgage encumbering seven hotels, six of which are located in California and one of which is located in Farmington Hills, Michigan, consisting of 1,531 rooms in the aggregate (the "Windsor Capital Portfolio Properties"). The Windsor Capital Portfolio Trust Loan represents approximately 3.1% of the initial mortgage pool balance. The Windsor Capital Portfolio Trust Loan was originated on June 2, 2003, has an original principal balance of $55,000,000, a principal balance as of the cut-off date of $54,630,244.44, and an interest rate of 6.998%. The Windsor Capital Portfolio Trust Loan is a pari passu portion of a whole mortgage loan with an original principal balance of $125,000,000. The companion loans to the Windsor Capital Portfolio Trust Loan are evidenced by two separate notes: (i) a pari passu companion note (the "Windsor Capital Portfolio Pari Passu Companion Loan"), with a principal balance as of the cut-off date of $54,630,244.44 and an interest rate of 6.998%; and (ii) a junior note (the "Windsor Capital Portfolio Junior Companion Loan"), with a principal balance as of the cut-off date of $15,000,000 and an interest rate that varies from month to month, such that the interest rate on the Windsor Capital Portfolio Loan Pair (as defined below) is 6.94925%. The Windsor Capital Portfolio Pari Passu Companion Loan and the Windsor Capital Portfolio Junior Companion Loan are not assets of the trust. The Windsor Capital Portfolio Pari Passu Companion Loan was included as an asset in GCCFC 2003-C1. The Windsor Capital Portfolio Junior Companion Loan was sold to an affiliate of Blackrock Financial Management. The Windsor Capital Portfolio Trust Loan, the Windsor Capital Portfolio Pari Passu Companion Loan and the Windsor Capital Portfolio Junior Companion Loan (together, the "Windsor Capital Portfolio Loan Pair") are governed by a co-lender agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--Split Loan Structure" and will be serviced pursuant to the terms of the pooling and servicing agreement for GCCFC 2003-C1. The DSCR and LTV on the Windsor Capital Portfolio Loan Pair are 1.40 and 66.3% respectively. The DSCR and LTV on the Windsor Capital Portfolio Trust Loan are 1.58 and 58.2% respectively.

      The Windsor Capital Portfolio Trust Loan was used to retire an existing $101,937,503 first mortgage and a $40,251,616 second mortgage with iStar Financial, Inc. In addition, the Borrower contributed an additional $7,512,378 at the time of loan closing, including approximately $1,065,160 in closing costs and $2,612,150 in lender-held escrows and reserves.

      The Windsor Capital Portfolio Trust Loan has an initial term of 84 months and a remaining term of 78 months. Installments of principal and interest are due in the amount of $386,812.00 per month. The scheduled maturity date is June 1, 2010. Voluntary prepayment of the Windsor Capital Portfolio Trust Loan is prohibited until April 1, 2010 and permitted thereafter without penalty. Defeasance with United States government obligations is permitted beginning on January 1, 2006 (the "Windsor Initial Defeasance Date").

o The Properties. The Windsor Capital Portfolio Properties consist of seven hotel properties, as described below. The following table presents certain information relating to the Windsor Capital Portfolio Properties:


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WINDSOR CAPITAL PORTFOLIO
--------------------------------------------------------------------------------

                                                                         Yr.                  Allocated       Loan
   Property             Location                    Address             Built   No. of Rms     Loan Amt      $/Room
--------------------------------------------------------------------------------------------------------------------
Embassy Suites    Brea, CA               900 & 910 East Birch Street     1990          229    $27,207,207   $118,809
Embassy Suites    Santa Ana, CA          1325 East Dyer Road             1984          300    $23,648,649    $78,829
Marriott          Walnut Creek, CA       2355 North Main Street          1987          338    $21,621,622    $63,969
Embassy Suites    San Luis Obispo, CA    333 Madonna Road                1986          196    $20,270,270   $103,420
Embassy Suites    Lompoc, CA             1117 North H Street             1986          155    $13,738,739    $88,637
Embassy Suites    Temecula, CA           29345 Rancho California Road    1991          176    $18,513,513   $105,190
Radisson Suites   Farmington Hills, MI   37529 Grand River Avenue        1986          137             $0         $0
--------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                1,531   $125,000,000    $81,646

      The following table presents certain historical operating performance relating to the Windsor Capital Portfolio Properties:

                                 2000                       2001                       2002                       YTD 9/03
                       ------------------------   ------------------------   ------------------------   ------------------------
Property                 ADR     OCC     RevPAR     ADR     OCC     RevPAR     ADR     OCC     RevPAR     ADR     OCC     RevPAR
--------------------------------------------------------------------------------------------------------------------------------
Brea, CA               $118.70   81.4%   $96.62   $120.54   79.8%   $96.19   $118.73   79.4%   $94.27   $120.48   81.0%   $97.64
Santa Ana, CA          $112.95   73.5%   $83.02   $117.43   65.9%   $77.38   $109.91   64.8%   $71.22   $109.14   73.6%   $80.30
Walnut Creek, CA       $137.05   71.3%   $97.72   $144.18   55.7%   $80.31   $127.61   53.3%   $68.02   $128.54   44.3%   $56.95
San Luis Obispo, CA    $111.05   77.3%   $85.84   $125.53   64.3%   $80.72   $123.63   73.6%   $90.99   $128.72   73.6%   $94.78
Lompoc, CA              $96.26   65.5%   $63.05    $98.14   67.4%   $66.15   $102.60   70.0%   $71.82   $106.17   75.0%   $79.66
Temecula, CA           $108.16   77.4%   $83.71   $114.50   78.8%   $90.23   $115.56   82.8%   $95.68   $117.44   76.6%   $89.97
Farmington Hills, MI    $94.68   57.1%   $54.06    $89.22   45.8%   $40.86    $74.91   49.8%   $37.30    $74.68   59.8%   $44.67
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                  $114.85   72.7%   $83.84   $118.85   65.6%   $77.85   $113.50   66.7%   $76.07   $114.73   67.5%   $77.44

      Embassy Suites Brea, Brea, CA. The seven-story, 229-suite, Embassy Suites hotel is Brea's only full-service lodging facility. The Embassy Suites is adjacent to the 1,000,000 sf Brea Mall and neighboring shopping plazas. The hotel, which opened in 1990, is on a 75-year ground lease leased from the City of Brea with 62 years remaining. The Embassy Suites maintains a strong premium to market occupancy and ADR, with a 118% RevPAR penetration in 2002. The hotel's restaurant and lounge are leased to a third-party operator. In addition to the hotel, the collateral includes an adjacent three-story, 40,008 square foot retail building named Embassy Court. The retail building opened at the same time as the hotel and is also subject to a 75-year ground lease.

      Embassy Suites Lompoc, Lompoc, CA. The 155-unit Embassy Suites Lompoc is the leading hotel in Lompoc, a small community located 55 miles northwest of Santa Barbara. The hotel caters primarily to commercial travel associated with Vandenberg Air Force Base, one of three major U.S. missile launch sites. Over the past four years, the property has increased RevPAR by 26%.

      Embassy Suites San Luis Obispo, San Luis Obispo, CA. The Embassy Suites San Luis Obispo is a 196-unit all-suite hotel located approximately halfway between Los Angeles and San Francisco in the coastal community of San Luis Obispo. The Embassy Suites opened in 1986 and was acquired by Windsor in November 1994. San Luis Obispo's economy is dominated by CalPoly San Luis Obispo, tourism, and government. The Embassy Suites San Luis Obispo's guestrooms were completely renovated in 2001.

      Embassy Suites Orange County Airport North, Santa Ana, CA. The Embassy Suites Hotel Orange County Airport North in Santa Ana is a ten-story, 300-room full-service, atrium hotel. The Embassy Suites is approximately
      1.5 miles north of the Orange County Airport and eight miles south of Anaheim/Disneyland. The Embassy Suites has approximately 8,000 sf of dedicated meeting space, a 120-seat restaurant, a 50-seat lounge, and an area for the hotel's complimentary breakfast and manager's reception (125 seats). The restaurant and lounge are leased to a third-party operator. Other hotel facilities include an indoor swimming pool and whirlpool, an exercise room, and a gift shop. Approximately 22% of the hotel's guestrooms and its atrium area were renovated


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WINDSOR CAPITAL PORTFOLIO
--------------------------------------------------------------------------------

      in 2001. The hotel is expected to complete the balance of the room renovation by 2004. The rooms on the top two floors underwent a complete renovation during 2002, contributing to the decrease in RevPAR in that year.

      Embassy Suites Temecula, Temecula, CA. The 176-suite, four-story, Embassy Suites hotel is Temecula's only chain-affiliated, full-service lodging facility. Temecula is located in Riverside County, on the northern border of San Diego County. Temecula is approximately 35 miles southwest of Riverside, 50 miles northeast of San Diego and 80 miles southeast of Los Angeles. Temecula is one of the fastest growing cities in California. Over the past four years, the property has increased RevPAR by 27%. The positive performance trend is related to Temecula's growing population, which increased from 27,099 in 1990 to 72,715 in 2002, an increase of 168.3%. Among cities with over 50,000 people, Temecula is one of California's fastest growing cities.

      Marriott Walnut Creek, Walnut Creek, CA. The Marriott Walnut Creek is a 338-room, first-class hotel located in Walnut Creek, an upscale suburb in the San Francisco Bay Area's East Bay. The property is an eight-story mirrored glass building with six levels of above-ground space containing public space and guestrooms and two subterranean levels containing approximately 12,000 sf of meeting space. The hotel was completely renovated, including all 338 rooms, in 2000.

      Radisson Suites Farmington Hills, Farmington Hills, MI. The 137-unit Radisson Suites Farmington Hills is a full-service hotel located in Detroit's northwest suburbs. The property features a three-meal restaurant, 3,200 sf of meeting space, and an indoor swimming pool. The property has experienced recent weakened performance primarily due to the softening automotive industry, upon which the area is highly dependent. Travel to the hotel is primarily related to the Big-Three automakers and several international car manufacturers, (including Toyota, Mitsubishi and Nissan) with major facilities in the area, as well as to hundreds of small- to medium-size employers who primarily service the automakers.

o The Borrower. The borrowers (collectively the "Windsor Capital Portfolio Borrowers") are seven single-asset, special-purpose, bankruptcy-remote entities, each with an independent director. Legal counsel to each of the Windsor Capital Portfolio Borrowers delivered a non-consolidation opinion in connection with the origination of the Windsor Capital Portfolio Trust Loan. The sponsor of the Windsor Capital Portfolio Borrowers is Windsor Capital Group, Inc. ("Windsor"), a privately owned hotel ownership and hotel management company based in Santa Monica, California. Windsor is the largest private owner of Embassy Suites hotels in the United States. Founded by Patrick Nesbitt, Windsor owns and operates a portfolio of 25 hotels with 5,249 rooms, employing 2,145 employees, plus 25 employees at the corporate level. Windsor's hotel portfolio consists of 18 Embassy Suites Hotels, one full-service Marriott Hotel, three Hawthorn Suites Hotels, one Radisson Suites Hotel, one Holiday Inn, and one Renaissance Hotel. Windsor purchased the Windsor Capital Portfolio Properties between October 1994 and November 1996. Patrick Nesbitt guaranteed the non-recourse carveouts of the Windsor Capital Portfolio Trust Loan. In connection with such guaranty, Mr. Nesbitt is required to maintain $3,000,000 in liquidity and $30,000,000 in net worth.

o The Brea Master Ground Lease. The Embassy Suites Brea is subject to a ground lease dated March 7, 1989 (the "Brea Master Ground Lease") by and between the Brea Redevelopment Agency (the "Brea Ground Lessee") and the Brea Foundation ("Brea Ground Lessor"). The Brea Ground Lessee subleased the land to the Brea Hotel Joint Venture (the "Brea Ground Sublessee") pursuant to two leases, each dated March 7, 1989, for each of the hotel and retail components (the "Brea Ground Subleases"). The Brea Master Ground Lease is co-terminous with the Brea Ground Subleases, which expire on June 25, 2064 and which may be extended for a period of 15 years with six months prior notice. The Brea Ground Lessee assigned its leases to the Windsor Capital Portfolio Borrowers on November 28, 1995. Ground rent payments under the Brea Ground Subleases are as follows:

                               GROUND RENT PAYMENT
--------------------------------------------------------------------------------
Brea Ground Sublease (Hotel)        Minimum payment of $100,000 per year, which
                                    is credited toward percentage rent
                                    calculated using a Percent Rent Factor
                                    applied against annual gross room rentals
                                    plus annual gross hotel restaurant/bar and
                                    sublease income. The Percent Rent Factor is
                                    3% in the first 30 years of the lease and
                                    3.5% thereafter.
--------------------------------------------------------------------------------
Brea Ground Sublease (Retail)       Currently $65,000 per year. Certain
                                    CPI-based increases will be applied 14 years
                                    after the commencement of the Operation
                                    Period (which was November 30, 1992, per the
                                    Ground Sublease Estoppel.)
--------------------------------------------------------------------------------

o Release of Collateral. After the Windsor Initial Defeasance Date, the Windsor Capital Portfolio Trust Loan permits the release of properties from the lien of the mortgage, subject to the satisfaction of certain conditions, including (for the six properties other than


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WINDSOR CAPITAL PORTFOLIO
--------------------------------------------------------------------------------

      the Farmington Hills property): (i) the deposit of defeasance collateral in a minimum amount equal to the greater of 125% of the allocated loan amount of the properties being released or 100% of the net sales proceeds;
      (ii) satisfaction of certain DSCR tests; and (iii) no event of default.

      With respect to the release of the property located in Farmington Hills, Michigan, the property may be released in connection with a sale, subject to (i) payment of $2,468,466, which amount will be transferred into a cash collateral subaccount to be held for the benefit of the lender and (ii) no event of default.

o Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for collection of a minimum of 4% of revenues as an ongoing FF&E and capital-expenditure reserve. At closing, the Windsor Capital Portfolio Borrowers deposited $1,500,000 into the FF&E and capital expenditure reserve account. The Windsor Capital Portfolio Borrowers further covenanted to spend a specified minimum amount, beyond the expected 4% of revenues to be escrowed, toward approved capital expenses during each of the first three fiscal periods ($2,227,000 for the period ending June 30, 2004; $3,972,000 for the period ending June 30, 2005; and $5,709,000 for the period ending June 30, 2006). In the event that the Windsor Capital Portfolio Borrowers fail to spend such amounts, then the loan documents require that cash flow in excess of operating expenses, regular reserves and debt service be deposited into a reserve account in the amounts of such deficiency. At closing, the Windsor Capital Portfolio Borrowers funded a deferred-maintenance reserve of $422,564, which is 125% of the amount specified in the property condition reports. The Windsor Capital Portfolio Borrowers are required to establish and maintain a ground rent reserve for the Embassy Suites Brea property to be funded monthly in the amount of $25,609 and a rollover reserve for the retail portion of the Embassy Suites Brea property to be funded monthly at $0.50 psf.

      In addition to the reserves described above, to provide some protection for the payment of operating expenses, debt service and other required reserves during seasonal periods when the operating income of the Windsor Capital Portfolio Properties may be reduced, the Windsor Capital Portfolio Borrowers are required to deposit with the lender, on each payment date, an aggregate amount of $250,000, to the extent of such funds are available, until the aggregate amount in the seasonal working capital reserve equals or exceeds $1,000,000. In the event that the seasonal working capital reserve falls below $1,000,000, the lender will sweep cash on a monthly basis, at a maximum of $250,000 per month, to replenish the seasonal working capital reserve up to $1,000,000. See Annex A to the prospectus supplement for information regarding escrow reserves.

o Lock Box and Cash Management. The loan requires a hard lock box, which is already in place. The loan documents require the Windsor Capital Portfolio Borrowers to direct credit card receipts directly to a lender-controlled account. The borrower and manager are also required to cause all non-credit card receipts to be transmitted into the lender-controlled account. On each regularly scheduled payment date, any amounts in the lender-controlled account, after payment of debt service, required reserves and approved operating expenses, are swept into a lockbox account established under the mezzanine loan described below, unless an event of default is continuing or the DSCR (as calculated pursuant to the terms of the loan documents) at the end of any quarter falls below 1.33 (based on the debt service due under the Windsor Capital Portfolio Loan Pair), at which point a cash-trap period will commence (and will continue until such time that the event of default has been cured or such DSCR is restored for two consecutive calendar quarters). During a cash-trap period, all remaining cash (after payment of debt service, reserves, approved operating expenses and the debt service payment due under the mezzanine loan described below) is required to be deposited into a cash collateral account (which may be applied to the debt upon an event of default under the Windsor Capital Portfolio Trust Loan).

o Property Management. Windsor is the property manager of the Windsor Capital Portfolio Properties (other than the retail portion of the property located in Brea, CA). The property manager is an affiliate of the Windsor Capital Portfolio Borrowers. Windsor manages a portfolio of 27 hotels with 5,649 rooms. With respect to the retail portion of the property located in Brea, CA, the property manager is Lowe Enterprises Commercial Group (not an affiliate of the Windsor Capital Portfolio Borrowers). With respect to each hotel, the property manager receives (i) a management fee equal to 3.5% of the gross revenue and (ii) an accounting fee of $5,000/month (subject to CPI adjustments). With respect to the retail portion of the property located in Brea, CA, the property manager receives a management fee equal to the greater of (x) 4% of gross revenue or (y) $2,500/month. The lender may replace either property manager if (i) the Windsor Capital Portfolio Borrowers fails to maintain a DSCR (based on calculation of net cash flow as defined in the loan documents) of at least 1.10, (ii) an event of default is continuing under the Windsor Capital Portfolio Trust Loan, (iii) the property manager is in default under the management agreement, or (iv) upon the gross negligence, malfeasance or willful misconduct of the property manager.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - WINDSOR CAPITAL PORTFOLIO
--------------------------------------------------------------------------------

o Mezzanine or Subordinate Indebtedness. Concurrent with the origination of the Windsor Capital Portfolio Trust Loan, the mortgage loan seller originated a $13,750,000 mezzanine loan to Nesbitt Family Trust Holdings Sub, LLC and Nesbit GP Sub, Inc., which collectively are owners of 100% of the direct and/or indirect ownership interest in each of the Windsor Capital Portfolio Borrowers. The mezzanine loan has an interest rate equal to 8.975% and a maturity date of June 1, 2010, which is coterminous with the Windsor Capital Portfolio Trust Loan. The mezzanine loan is secured by a pledge of the equity interests in the Windsor Capital Portfolio Borrowers. The mezzanine loan is subject to cash management controls as set forth in the loan agreement for the mezzanine loan. The mezzanine loan was assigned to SFT II, Inc., a wholly owned subsidiary of iStar Financial, Inc., which entity executed a standard intercreditor agreement between it and the holder of the Windsor Capital Portfolio Trust Loan. Pursuant to the loan documents for the mezzanine loan, the mezzanine lender has the right to cure a default under the Windsor Capital Portfolio Trust Loan (which includes the right to purchase the Windsor Capital Portfolio Trust Loan from the trust at par). The holder of the Windsor Capital Portfolio Trust Loan may not amend the loan documents for the Windsor Capital Portfolio Trust Loan if the amendment increases the interest rate or principal amount of the Windsor Capital Portfolio Trust Loan, modifies the maturity date or otherwise amends certain specified terms. Upon the occurrence of an event of default under the mezzanine loan documents, the mezzanine lender may foreclose upon the partnership or membership interests in the Windsor Capital Portfolio Borrowers, which would result in a change of control with respect to the Windsor Capital Portfolio Borrowers and could result in a change in the management of the Windsor Capital Portfolio Properties. Transfer of the mezzanine lender's interest in the mezzanine loan is governed by the terms of the intercreditor agreement, which prohibits transfers of more than 49% of the mezzanine lender's interest in the mezzanine loan unless such transfer is to a qualified transferee under the intercreditor agreement or rating agency approval has been obtained.

      In addition to the mezzanine loan described above, there is an existing $78,000,000 corporate level loan from iStar DB Seller, LLC, an affiliate of iStar Financial, Inc., to Nesbitt Family Trust LLC (the upper-tier indirect owner of 100% of the ownership interests in the Windsor Capital Portfolio Borrowers and the mezzanine borrowers), which is secured by collateral unrelated to the Windsor Capital Portfolio Properties, as well as by pledges of upper-tier equity interests in the mezzanine borrowers described above. This iStar Loan is subject to separate intercreditor agreements with both the holder of the Windsor Capital Portfolio Trust Loan and the mezzanine lender.

o Terrorism Insurance. The loan documents require the Windsor Capital Portfolio Borrowers to maintain terrorism insurance in an amount equal to 100% of the replacement cost of the Windsor Capital Portfolio Properties. If such terrorism coverage is not commercially available for the premium currently being paid for such coverage, the Windsor Capital Portfolio Borrowers are nonetheless required to obtain such required terrorism coverage, provided that in no event are the Windsor Capital Portfolio Borrowers required to pay any insurance premiums with respect to such insurance coverage in excess of the Terrorism Premium Cap. The "Terrorism Premium Cap" is an amount equal to 150% of the insurance premiums paid for terrorism coverage at the time of closing of the Windsor Capital Portfolio Trust Loan, adjusted annually by a percentage equal to the increase in the Consumer Price Index. See "Risk Factors-Risks Relating to the Underlying Mortgage Loans-The Absence or Inadequacy of Insurance Coverage on the Mortgaged Real Properties May Adversely Effect Payments on your Certificates" in the Prospectus Supplement.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PIN OAK PORTFOLIO
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PIN OAK PORTFOLIO
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PIN OAK PORTFOLIO
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Property Information

Number of Mortgaged Real Properties                                           1
Location (City/State)                                               Houston, TX
Property Type                                                            Office
Size (SF)                                                               505,023
Percentage Occupancy as of September 30, 2003                              90.3%
Year Built / Renovated                                              1974 / 2003
Appraisal Value                                                     $55,500,000
Underwritten Occupancy                                                     87.5%
Underwritten Revenues                                                $8,957,135
Underwritten Total Expenses                                          $4,094,374
Underwritten Net Operating Income                                    $4,862,761
Underwritten Net Cash Flow (NCF)                                     $4,183,915
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            Mortgage Loan Information

Cut-off Date Principal Balance                                      $40,000,000
Cut-off Date Principal Balance                                              $79
Percentage of Initial Mortgage Pool                                         2.3%
Number of Mortgage Loans                                                      1
Type of Security                                                     Fee Simple
Mortgage Rate                                                             6.194%
Original Term to Maturity (Months)                                          120
Original Amortization Term (Months)                        IO 12; 348 thereafter
Cut-off Date LTV Ratio                                                     72.1%
LTV Ratio at Maturity                                                      62.1%
Underwritten DSCR on NOI                                                   1.64
Underwritten DSCR on NCF                                                   1.41
--------------------------------------------------------------------------------


o The Loan. The mortgage loan (the "Pin Oak Portfolio Loan") is evidenced by a single note and is secured by a first mortgage encumbering a Class-B suburban office building portfolio, totaling 505,023 sf in Bellaire, Texas, (the "Pin Oak Portfolio Property"). The Pin Oak Portfolio Loan represents approximately 2.3% of the initial mortgage pool balance. The Pin Oak Portfolio Loan was originated on August 12, 2003 and has an original principal balance of $40,000,000 and a principal balance as of the cut-off date of approximately $40,000,000. The DSCR and LTV on the Pin Oak Portfolio Loan are 1.41 and 72.1% respectively. The Pin Oak Portfolio Loan refinanced $42,000,000 in existing indebtedness, with the Borrower infusing $2,000,000 of new equity at the closing of the Pin Oak Portfolio Loan.

      The Pin Oak Portfolio Loan has an initial term of 120 months and a remaining term of 117 months. The loan requires payment of interest-only for 12 months and then amortizes on a 348-month schedule. The scheduled maturity date is September 1, 2013. Voluntary prepayment of the Pin Oak Portfolio Loan is prohibited until June 30, 2013 and permitted thereafter without penalty. Defeasance with United States government obligations is permitted beginning January 1, 2006.

o The Property. The Pin Oak Portfolio Property consists of five class-B office buildings with a total of 505,023 sf and 2 multi level parking garages with a total of 1,520 spaces. The Pin Oak Portfolio Property is located on the west side of Interstate 610 (West Loop South) at the Bellaire Boulevard exit in Bellaire, Texas, a municipality within Houston , just south of the intersection with US Highway 59 and 2.75 miles south of the Galleria Shopping Center, a well known regional mall in Houston. The individual building addresses are 4710 Bellaire Boulevard, 4747 Bellaire Boulevard, 6700 West Loop South, 6750 West Loop South, and 6800 West Loop South. Three of the buildings, 6700 and 6750 West Loop South and 4710 Bellaire Boulevard, are located on the north side of Bellaire Boulevard while 6800 West Loop South and 4747 Bellaire Boulevard are on the south side. Covered walkways connect the parking facilities with each building's entrance plaza. In addition, the landscaping is 100% irrigated, and mature trees are located throughout the complex. The 11.89-acre site has good visibility and access and occupies a city block of frontage along Loop 610, and more than a city block of frontage on either side of Bellaire Boulevard.

      The buildings are currently 90.5% occupied with a total of 140 tenants. The largest tenant concentration at the property is the United States of America, which has two agencies, the Social Security Administration (the "SSA") and the Office of Hearings and Appeals (the "OHA"), occupying a total of 8.65% of the rentable square feet at the Pin Oak Portfolio Property. Due to the subject's proximity to the medical center market, the strongest office market in Houston, the buildings have successfully marketed to medical tenants which now comprise 30% of the building's tenancy. Medical users have enjoyed the proximity to the Texas Medical Center without the higher rental expenses within the medical center submarket.

      The Pin Oak Portfolio Property consists of five buildings. 4710 Bellaire Boulevard is a three-story, 73,736 sf building that was constructed in 1975. As of September 30, 2003, 4710 Bellaire Boulevard is 89.0% occupied by fifteen tenants, the largest of which is the McGovern Allergy Clinic which occupies 15,429 sf on a lease that expires on March 31, 2009. 4747 Bellaire Boulevard is a five-story, 76,049 sf building that was constructed in 1980. 4747 Bellaire Boulevard is 77.1% occupied as of September 30, 2003 to nineteen tenants, the largest of which is the SSA occupying 22,892 sf on a lease that expires on March 3, 2012. However, the SSA has an option to terminate its lease after March 3, 2007. 6700 West Loop South is a five-story, 75,932 sf building that was constructed in 1974. As of September 30, 2003, 6700 West Loop South is 94.4% occupied to eleven tenants, the largest of which is Amerigroup Corp. which occupies 18,911 sf on a lease that expires on November 23, 2007. 6750 West Loop South is a ten-story, 201,922 sf building that was constructed in 1977. 6750 West Loop South is 94.3% leased as of


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PIN OAK PORTFOLIO
--------------------------------------------------------------------------------

      September 30, 2003 to 79 tenants, the largest of which is The Frost Bank which occupies 18,816 sf on a lease that expires on April 30, 2004. 6800 West Loop South is a five story 77,384 sf building that was constructed in 1980. 6800 West Loop South is 90.9% leased as of September 30, 2003 to 21 tenants. The largest tenant is the OHA occupying 20,797 sf on a lease that expires on December 31, 2003.

      The following table presents certain information relating to the major tenants at the Pin Oak Portfolio Property:

                                                           Net Rentable     % of Net       Date of Lease
                Tenant                   % of Base Rent     Area (SF)     Rentable Area     Expiration
--------------------------------------   --------------    ------------   -------------    -------------
         Social Security/GSA                        6.1%         22,892             4.5%      3/2012
            Frost Bank (1)                          4.9%         22,003             4.4%      4/2009
Office of Hearings and Appeals/GSA (2)              6.3%         20,797             4.1%      1/2004
              Amerigroup                            4.0%         18,911             3.7%      11/2007
          Tamida Corporation                        3.8%         16,446             3.3%      3/2007
       McGovern Allergy Clinic                      2.9%         15,429             3.1%      3/2009
             Guidestreet                            3.2%         15,280             3.0%      8/2005

(1) Frost Bank (22,033 SF) renewal has been negotiated and is out for signature at a rate of $19.00/SF.

(2) Borrower indicated that OHA has elected to renew their lease on 1/1/04 on a month-to-month basis in order to evaluate the feasibility of relocating to a new GSA building located on the west side of Houston. The building has just commenced the construction process and it is unclear as to when it will be completed. The OHA is one of the potential GSA users that may be chosen to be relocated to the new facility.

      The following table presents certain information relating to the lease rollover schedule at the Pin Oak Portfolio Property:

                                                                            Cumulative %
       Number of                              Cumulative %    % of Gross      of Gross
        Leases     Total SF   % of Total SF      of SF           Rent           Rent
Year    Rolling    Rolling     Rolling(1)      Rolling(1)     Rolling(1)     Rolling(1)
----   ---------   --------   -------------   ------------    ----------    ------------
2003           8      23.06          30,262            6.0%          6.0%           10.5%
2004          32      17.02          72,172           14.3%         20.3%           18.4%
2005          26      18.52         101,324           20.1%         40.3%           28.1%
2006          32      18.23          75,963           15.0%         55.4%           20.8%
2007          22      18.59          73,085           14.5%         69.9%           20.4%
2008          13      14.87          27,462            5.4%         75.3%            6.1%
2009          11      13.96          34,873            6.9%         82.2%            7.3%
2010           5      16.04          14,759            2.9%         85.1%            3.6%
2011           1      17.50           3,439            0.7%         85.8%            0.9%
2012           1      22.61          22,892            4.5%         90.3%            7.8%
2013           1      40.20             597            0.1%         90.5%            0.4%

Calculated based on approximate square footage occupied by each tenant.

o The Borrower. The borrower is FRM Pin Oak L.P., a special purpose, bankruptcy remote entity. The 1% general partner of the borrower is FRM Pin Oak GP, LLC ("FRM GP"), a single purpose, bankruptcy remote entity with an independent director. Legal counsel to the borrower delivered a nonconsolidation opinion in connection with the origination of the Pin Oak Portfolio Loan. The sole member of FRM GP is FRM West Loop Associates #6, Ltd., which is also the sole limited partner of the borrower. FRM West Loop Associates # 6, Ltd. is 94% owned by McCord Consolidated, L.P. ("McCord LP"), which is owned 99.9% by Frederick R. McCord, the sponsor of the borrower. Frederick R. McCord is the founder and owner of McCord Development. McCord Development was founded in 1973 and has developed properties in Houston, Clear Lake City, San Francisco, Dallas and San Antonio. McCord Development owns 17 office buildings with a total of over 3 million sf in the Houston and Clear Lake City, Texas markets. McCord LP guaranteed certain non-recourse carveouts of the Pin Oak Portfolio Loan .

o Escrows. The loan documents provide for certain escrows for real estate taxes and insurance. The loan documents also require the borrower to make monthly contributions of $8,417.05 for replacement reserves. In addition, the loan documents require the borrower to make monthly contributions of $52,606.56 for tenant improvements and leasing commissions ("TI/LC"). Additionally, at closing the borrower deposited $750,000 into a rollover reserve to fund TI/LC costs associated with releasing the space leased by The Frost National Bank and the space leased by the United States of America. In the event that The Frost National Bank exercises its option to extend the term of its lease until April 30, 2009, $375,000 of such reserve will be returned to the borrower. Otherwise, funds from such reserve are to be made available for disbursement upon the borrower's satisfaction of


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Pass-Through Certificates, Series 2003-C2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - PIN OAK PORTFOLIO
--------------------------------------------------------------------------------

      certain leasing and occupancy criteria with respect to the related space. In addition, at closing, the borrower deposited $225,000 into a reserve to pay for leasehold improvements and other alterations at the Pin Oak Portfolio Property related to handicap accessibility requirements under state law (the "Disability Improvements Reserve"), and the borrower may be required under circumstances set forth in the related loan documents to make additional deposits from time to time into such reserve. Funds may be disbursed to the borrower from the Disability Improvements Reserve to pay for the cost of such work and also may be disbursed if the borrower receives variances from the requirement to perform such work.

o Lock Box and Cash Management. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender-controlled account within two business days after receipt of such amounts. Amounts in the lender-controlled account will applied monthly to pay debt service, to fund required reserve deposits and to pay approved operating expenses. Excess cash flow is to be disbursed to the borrower unless an event of default occurs under the loan documents or the debt service coverage ratio is less than 1.05 for two consecutive calendar quarters, in which case excess cash flow will be held in a lender-controlled account as additional collateral for the loan. The cash flow sweep will continue until the event of default is cured, or the minimum debt service coverage ratio is satisfied for two (2) consecutive calendar quarters.

o Property Management. The Pin Oak Portfolio Property is managed by McCord Development, Inc., an affiliate of the Borrower. McCord Development, Inc. receives management fees equal to 4% of the total revenues at the property. McCord Development, Inc. currently manages 17 office properties with a total of 3 million sf in the Houston and Clear Lake City, Texas markets. The lender may replace the property manager if (i) an event of default is continuing under the Pin Oak Portfolio Loan, (ii) the property manager is in default under the management agreement, (iii) the property manager has engaged in fraud, gross negligence, malfeasance or willful misconduct in connection with its performance under the management agreement or (iv) a change in control of the property manager occurs.

o     Mezzanine or Subordinated Indebtedness. Not permitted.

o Terrorism Insurance. The Pin Oak Portfolio Property is insured against acts of terrorism as part of its all-risk property insurance. The loan documents require the borrower to maintain terrorism insurance to the extent insurance premiums for terrorism insurance do not exceed $78,750 annually for each of the first 5) years of term of the loan and $90,000 annually for each of the remaining 5 years of the term of the loan (collectively, the "Terrorism Cost Limitation"). However, if terrorism insurance is not available within the Terrorism Cost Limitation, the borrower is nevertheless required to maintain terrorism coverage to the greatest extent possible within the Terrorism Cost Limitation. See "Risk Factors-Risks Relating to the Underlying Mortgage Loans - The Absence of or Inadequacy of Insurance Coverage on the Mortgaged Properties May Adversely Effect Payments on Your Certificates" in the Prospectus Supplement.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [LOGO RBS Greenwich Capital]
                                      -78-